As filed with the Securities and Exchange Commission on March 1, 2021 1933 Act Registration No. 33-35788 1940 Act Registration No. 811-06136

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. ___

Post-Effective Amendment No. 75

and/or

REGISTRATION UNDER THE

INVESTMENT COMPANY ACT OF 1940

Amendment No. 76

(Check appropriate box or boxes)

HOMESTEAD FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4301 Wilson Boulevard, Arlington, VA 22203

(Address of Principal Executive Office)

Registrant's Telephone Number, including Area Code:

(703)907-5993

Danielle Sieverling

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

Copies to:

Bryan Chegwidden, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement. It is proposed that this filing will become effective:

immediately upon filing pursuant to paragraph (b) of Rule 485 on __________ pursuant to paragraph (b) of Rule 485

X 60 days after filing pursuant to paragraph (a)(1) of Rule 485 __________ pursuant to paragraph (a)(1) of Rule 485

75 days after filing pursuant to paragraph (a)(2) of Rule 485 on ____________ pursuant to paragraph (a)(2) of Rule 485 If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Explanatory Note:

This Post-Effective Amendment No. 75 to the Registration Statement of Homestead Funds, Inc. (the “Registrant”) on Form N-1A relates solely to the Daily Income Fund, a series of the Trust. Information contained in the Registrant’s Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

Subject to Completion dated March 1, 2021

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

Prospectus

[ ], 2021

Table of Contents

Financial Highlights
Fund Summary

Daily Income	2	Daily Income	18

Other Important Fund Information.............................	5
		Account Management and Services

Fund Details
		Account

Additional Information About the Fund....................	7	Transactions....................................................	19
Description of Fund		Investing Directly with Homestead	19
		Funds..............................
Risks.............................................	7
		Investing Through a Financial Intermediary.........................	22

Portfolio Holdings
Disclosure.......................................	12	Managing Your

		Account.................................................	23
Management of the Fund............................................	13	Fund Pricing, Policies and
Additional Tax		Fees....................................	26

Information...........................................	16

Homestead Privacy Policy                                               29

Daily Income Fund

Fund Summary | Inception: November 19, 1990

Investment Objective

The Daily Income Fund seeks maximum current income, consistent with preservation of capital and liquidity by investing in high-quality money market securities.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[0.40%]
Other Expenses	[ ]%
Acquired Fund Fees and Expenses	[ ]%
Total Annual Fund Operating Expenses (a)	[ ]%

(a) Total Annual Fund Operating Expenses shown here differ from the expense ratios shown in the Financial Highlights on page [ ] because the expenses shown on this page include Acquired Fund Fees and Expenses and amounts shown in the Financial Highlights do not include Acquired Fund Fees and Expenses.

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$[ ]	$[ ]	$[ ]	$[ ]

Principal Investment Strategies

The Daily Income Fund invests at least 99.5% of its total assets in cash, U.S. government securities, and/or repurchase

("Rule 2a-7"). The Fund may include in this 99.5% test other money market funds that qualify as government money market funds under Rule 2a-7 ("government money market funds"). Because the Daily Income Fund is a "money market fund" and its potential investments are limited by Rule 2a-7, its ability to earn maximum current income will also be limited.

The Fund invests in debt securities that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States or by the credit of a federal agency or government- sponsored entity . The U.S. government securities in which the Fund invests may also include variable and floating rate instruments. In selecting securities for the Fund's portfolio, the portfolio managers focus on securities that offer safety, liquidity, and a competitive yield. The Fund's subadviser, [ ], conducts a credit analysis of each potential issuer prior to the purchase of its securities.

[ ] may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

The Fund maintains a dollar-weighted average maturity, which is derived by multiplying the market value of each investment by the time remaining to its expected maturity, adding these calculations, and then dividing the total by the value of the Fund's portfolio, of 60 days or less and a dollar-weighted average life, which reflects the average time it takes for a dollar of principal of the security to be repaid, of 120 days or less.

The portfolio managers normally hold portfolio securities to maturity, but may sell a security when they deem it advisable, such as when market or credit factors materially change.

The Fund is a Government Money Market Fund as defined by Rule 2a-7. As permitted by Rule 2a-7, the Fund seeks to maintain a stable price of $1.00 per share by using the amortized cost method to value portfolio securities and rounding the share value to the nearest cent.

Principal Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The value of your investment in the Fund may be affected by one or more of the following risks, which are described in more detail in "Description of Fund Risks" in the Prospectus. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund,

2Fund Summary

Daily Income Fund

Fund Summary | Inception: November 19, 1990

agreements that are fully collateralized in accordance with Rule 2a-7 of the Investment Company Act of 1940, as amended

3Fund Summary

Daily Income Fund (Continued)

market conditions and other factors. You should read all of the risk information presented below carefully, because any one or combination of these risks could adversely affect the Fund's return, the price of the Fund's shares or the Fund's yield.

Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Markets may, in response to governmental actions or intervention, political, economic or market developments, or other external factors, such as outbreaks of infectious illnesses or other widespread public health issues, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities in low interest rate environments.

Money Market Securities Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Certain money market funds in which the Fund may invest may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if the Fund's liquidity falls below required minimums, which may adversely affect the Fund's returns or liquidity.

Debt Securities Risks

Credit risk: The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund's income might be reduced, the value of the Fund's investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security's or other instrument's credit quality or value and an issuer's or counterparty's ability to pay interest and principal when due.

Income Risk: The risk that the Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. During market conditions in which short-term interest rates are at low levels it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.

Interest rate risk: The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase.

U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.

Money Market Fund Risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund's $1.00 share price at any time. The credit quality of the Fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund's share price. The Fund's share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. While the Board of Directors may implement procedures to impose a fee upon the sale of your shares or temporarily suspend your ability to sell shares in the future if the Fund's liquidity falls below required minimums because of market conditions or other factors, the Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund's policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.

Repurchase Agreements Risk The Fund's investment return on repurchase agreements will depend on the counterparty's willingness and ability to perform its obligations under a repurchase agreement. If the Fund's counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, the Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.

Fund Summary	4

Daily Income Fund (Continued)

Variable and Floating-Rate Securities Risk The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.

Investments in Other Investment Companies Risk The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company's shares. There will be some duplication of expenses because the Fund also must pay its pro- rata share of that investment company's fees and expenses.

Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

Manager Risk The risk that the subadviser's decisions, including security selection, will cause the Fund to underperform relative to the Fund's peers. There can be no assurance that the subadviser's investment techniques and decisions will produce the desired results. The Fund's ability to achieve its investment objective is dependent upon the subadviser's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for the Fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund's performance from year to year. The table shows the Fund's average annual returns for 1, 5 and 10 years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns

[ ]

During the periods shown in the chart, the Fund's best and worst quarters were as follows:

Best Quarters:

[Q1 & Q2 of 2019] | [0.41]%

Worst Quarters:

[Q1 2010 through Q1 2017] |

Average Annual Total Returns periods ended [12/31/19]*

1 YR 5 YR 10 YR

Returns before taxes	[]%	[ ]%	[]%

For the Fund's 7-day yield, call 800.258.3030.

*Performance information for the Fund reflects its investment as a money market fund advised by RE Advisers through [ ], 2021.

Fund Management

Investment Adviser

RE Advisers Corporation

Subadviser

[ ]

Other Important Fund Information

For important information about the purchase and sale of Fund shares and tax information, please see page [ ] of this prospectus.

5Fund Summary

Purchase and Sale of Fund Shares

You can buy, sell (redeem) or exchange shares of the Fund on any business day, normally any day that the New York Stock Exchange ("NYSE") is open for regular trading.

You can purchase, sell or exchange shares of the Fund either through a financial professional or directly from the Fund.

For non-retirement accounts, there is a $500 initial minimum investment to open an account. For IRA accounts and Education Savings Accounts ("ESAs"), there is a $200 initial minimum investment to open an account.

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund's related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

6Fund Summary

Additional Information About the Fund

A Note Regarding Debt Obligations

Generally, this Prospectus uses the terms debt security, debt obligation, bond, fixed-income instrument and fixed-income security interchangeably. These terms should be considered to include any evidence of indebtedness, including, by way of example, a security or instrument having one or more of the following characteristics: a security or instrument issued at a discount to its face value, a security or instrument that pays interest at a fixed, floating, or variable rate, or a security or instrument with a stated principal amount that requires repayment of some or all of that principal amount to the holder of the security. These terms are interpreted broadly to include any instrument or security evidencing what is commonly referred to as an IOU rather than evidencing the corporate ownership of equity unless that equity represents an indirect or derivative interest in one or more debt securities.

Daily Income Fund

The Daily Income Fund seeks maximum current income, consistent with preservation of capital and liquidity by investing in high-quality money market securities. The Fund's investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval. Since the Fund seeks to provide a high level of principal safety, it is suitable for investors with short time horizons and may be appropriate for long-term investors looking to reduce the risk of their overall portfolio. Because the Daily Income Fund is a "money market fund" and its potential investments are limited by Rule 2a-7, its ability to earn maximum current income will also be limited.

The Fund will invest at least 99.5% of its total assets in the following:

•U.S. government securities

•repurchase agreements that are fully collateralized in accordance with Rule 2a-7

•other government money market funds and cash

The Fund invests in debt securities that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States or by the credit of a federal agency or government- sponsored entity. The U.S. government securities in which the Fund invests may also include variable and floating rate instruments.

[ ] may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

While the Fund's Board of Directors may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board of Directors has not elected to do so at this time.

Credit Quality

Subject to the Fund's investment policies noted above, the Fund invests in short-term debt securities that, at the time of investment, are eligible securities as defined in Rule 2a-7. Generally, an eligible security is a security that has a remaining maturity of 397 days or less, with certain exceptions permitted by applicable regulations, and that the Fund's Board of Directors or [ ] determines presents minimal credit risks.

Maturity

The maximum dollar-weighted average maturity, which is derived by multiplying the market value of each investment by the time remaining to its expected maturity, adding these calculations, and then dividing the total by the value of the Fund's portfolio, is limited to 60 days or less and the dollar- weighted average life, which reflects the average time it takes for a dollar of principal of the security to be repaid, of the Fund's investments is limited to 120 days or less. In addition, the Fund invests only in securities maturing within 397 days of the date of purchase, with certain exceptions permitted by applicable regulations.

Liquidity

The Fund is subject to minimum daily and weekly liquidity requirements. The Fund must hold at least 10% of its total assets in daily liquid assets, determined at the time of acquisition of a security. Daily liquid assets are defined as cash; direct obligations of the U.S. Government; securities that will mature or are subject to a demand feature that is exercisable and payable within one business day; or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

The Fund also must hold at least 30% of its total assets in weekly liquid assets, which are defined as cash; direct obligations of the U.S. Government; or Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States that (1) are issued at a discount to the principal amount to be repaid at maturity and (2) have a remaining maturity date of 60 days or less; securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; or amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

Please turn to page [ ] for additional information under "Description of Fund Risks" regarding risks associated with investing in the Fund.

Fund Details	7

Description of Fund Risks (Continued)

The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values. The factors that are most likely to have an adverse effect on a particular Fund's portfolio as a whole are called principal risks. The principal risks of the Fund are listed in the Fund Summary. There might be additional risks that the Fund may be exposed to, such as investments in particular types of securities and those risks, in addition to the principal risks of the Fund, are also described below.

Cash Positions Risk

The Fund will at times hold some of its assets in cash, which may hurt the Fund's performance. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.

Debt Securities Risk

Debt securities are subject to various risks including, among others, credit risk and interest rate risk. These risks can affect a security's price volatility to varying degrees, depending upon the nature of the instrument.

     Credit Risk The risk that the issuer, guarantor or liquidity provider of a fixed-income security held by the Fund, or the counterparty to an over-the-counter transaction (including repurchase agreements), may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely payments of interest or principal, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. Financial strength and solvency of an issuer are the primary factors influencing credit risk. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security, other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security's or other instrument's credit quality or value and an issuer's or counterparty's ability to pay interest and principal when due. . Credit risk of a security may change over time, and securities which are rated by ratings agencies may be subject to downgrade, which may have an indirect impact on the market price of securities. Ratings are only opinions of the agencies issuing them as to the likelihood of re-payment. They are not guarantees as to quality and they do not reflect market risk. If an issuer or counterparty fails to pay interest or otherwise fails to meet its obligations to the Fund, the Fund's income might be reduced and the value of the investment might fall, and if an issuer or counterparty fails to pay principal, the value of the investment might fall and the Fund could lose the amount of its investment.

Income Risk The risk that the Fund's income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. During market conditions in which short-term interest rates are at low levels it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates. A reduction in the income earned by the Fund may limit the Fund's ability to achieve its objective.

Interest Rate Risk The risk that the values of debt instruments held by the Fund will change in response to changes in interest rates. In general, the value of a fixed-income instrument with positive duration will generally decline if interest rates increase, whereas the value of an instrument with negative duration will generally decline if interest rates decrease. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates, and may experience greater volatility and risk, than a similar instrument with a shorter duration. Duration is a measure of the expected life of a bond that is used to determine the sensitivity of an instrument's price to changes in interest rates. For example, the price of a bond fund with an average duration of three years generally would be expected to fall approximately 3% if interest rates rose by one percentage point. Inverse floaters, interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer durations. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Rising interest rates may result in a decline in value of the Fund's fixed income investments and in periods of volatility.

Investments in Other Investment Companies Risk

8Fund Details

Description of Fund Risks (Continued)

The Fund may invest in other investment companies, including open-end funds and closed-end funds. The Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities, as an efficient means of gaining exposure to a particular asset class or to increase liquidity to meet the potential of higher redemption requests. The risks of owning another investment company generally are similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the investing Fund's performance. There will be some duplication of expenses because the investing fund also must pay its pro-rata share of that investment company's fees and expenses.

Issuer Risk

The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

Manager Risk

The Fund manager's decisions, including security selection, may cause the Fund to underperform relative to the Fund's peers. There can be no assurance that the Fund manager's investment techniques and decisions will produce the desired results. The Fund's ability to achieve its investment objective is dependent upon the Fund's manager's ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for the Fund.

Market Risk

Various market risks can affect the price or liquidity of an issuer's securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer's performance or financial position can depress the value of the issuer's securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market's current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Markets may, in response to governmental actions or intervention, economic or market developments, geopolitical events or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Securities may be difficult to value during such periods. These risks may be heightened for fixed-income securities in low interest rate environments.

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. For example, governmental financial regulators, including the U.S. Federal Reserve, have taken steps to maintain historically low interest rates, such as by purchasing bonds. Steps by those regulators, including, for example, steps to reverse, withdraw, curtail or taper such activities, could have a material adverse effect on prices for the Fund's portfolio of investments and on the management of the Fund. The withdrawal of support, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Fund or its adviser are regulated. Such legislation, regulation, or other government action could limit or preclude the Fund's ability to achieve its investment objective and affect the Fund's performance.

Market dislocations and other external events, such as political, social or financial instability, civil unrest, acts of terrorism and outbreaks of infectious illnesses or other widespread public health issues, are other potential risks that could adversely affect an investment in a security or in markets or issuers generally and may subject the Fund to significant risk of substantial volatility and loss. Natural and environmental disasters and systemic market dislocations may be highly disruptive to economies and markets. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund's investments in issuers located in, doing business in or with assets in such countries. As an example of the above, the recent global outbreak of the 2019 novel coronavirus ("COVID-19"), together with resulting voluntary and US federal and state and non-US governmental actions, including, without limitation, mandatory business closures, public gathering limitations, restrictions on travel and quarantines, has meaningfully disrupted the global economy and markets. Although the long-term economic fallout of COVID-19 is difficult to predict, it has had and is expected to continue to have ongoing material adverse effects across many, if not all, aspects of the regional, national and global economy. The effects of COVID-19 will likely affect certain sectors and industries more dramatically than others, which may adversely affect the value of the Fund's investments in those sectors or industries. Furthermore, RE Advisers' and [ ] ability to operate effectively, including the ability of their respective personnel or service providers and other contractors to function, communicate and travel to the extent necessary to carry out the Fund's investment strategies and objectives and RE Advisers' and [ ] business and to satisfy its obligations to the Fund, its investors, and pursuant to applicable law, may be impaired. To the extent the spread of COVID-19 affects RE Advisers' or [ ] personnel and/or the personnel of its service providers, it could significantly affect RE Advisers' or [ ] ability to oversee the affairs of the Fund (particularly to the extent such impacted personnel include key investment professionals or other members of senior management).

9Fund Details

Description of Fund Risks (Continued)

The Fund may continue to accept new purchases and to make additional investments in instruments in accordance with the Fund's principal investment strategies to strive to meet the Fund's investment objectives under all types of market conditions, including unfavorable market conditions.

Money Market Securities Risk

The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as changes in the financial condition of the issuer or borrower, specific market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for money market instruments. Money market funds are not designed to offer capital appreciation. Certain money market funds in which the Fund may invest may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if the Fund's liquidity falls below required minimums, which may adversely affect the Fund's returns or liquidity.

Money Market Fund Risk

Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to the Fund or maintain the Fund's $1.00 share price at any time. The credit quality of the Fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund's share price. The Fund's share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. While the Board of Directors may implement procedures to impose a fee upon the sale of your shares or temporarily suspend your ability to sell shares in the future if the Fund's liquidity falls below required minimums because of market conditions or other factors, the Board has not elected to do so at this time. Should the Board elect to do so, such change would only become effective after shareholders were provided with specific advance notice of the change in the Fund's policy and provided with the opportunity to redeem their shares in accordance with Rule 2a-7 before the policy change became effective.

Operational and Cybersecurity Risk

The Fund, its service providers, including its adviser, RE Advisers, and subadviser, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a "cyber-attack"), whether systems of the Fund, its service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, impacting the ability to conduct the Fund's operations.

Cyber-attacks, disruptions or failures that affect the Fund's service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, the Fund's service providers' assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund's NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject the Fund's service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Fund and its service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investments to lose value. In addition, cyber-attacks involving the Fund's counterparty could affect such counterparty's ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests, or securities markets and exchanges.

10Fund Details

Description of Fund Risks (Continued)

Repurchase Agreements Risk

A repurchase agreement is an agreement to buy a security from a seller at one price and a simultaneous agreement to sell it back to the original seller at an agreed-upon price, typically representing the purchase price plus interest. Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Fund's investment return on such transactions will depend on the counterparty's willingness and ability to perform its obligations under a repurchase agreement. If the Fund's counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, the Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the Fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.

U.S. Government Securities Risk

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. However, the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.

Valuation Risk

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Variable and Floating Rate Securities Risk

The interest rate for variable rate securities typically resets at specified intervals, while the interest rate for floating rate securities typically resets based on changes in a specified index rate or auction process. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.

Temporary Defensive Strategies

At times, the Fund may take temporary defensive positions that may be inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Fund's manager then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund's losses. In implementing these strategies, the Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, cash or money market instruments (including money market funds), or any other securities the portfolio manager(s) considers consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, the Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. During such periods, the Fund may not achieve its investment objective.

11Fund Details

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information ("SAI"), which you can request by calling 800.258.3030 or by visiting homesteadfunds.com.

Fund Details	12

Management of the Fund

Investment Adviser/Administrator for the Fund

RE Advisers Corporation

4301 Wilson Boulevard

Arlington, VA 22203

As the investment adviser, RE Advisers is responsible for managing the portfolio and overseeing the investment strategies and policies for the Fund, subject to the general authority of and supervision of the Funds' Board of Directors of Homestead Funds, Inc. (the "Board"). RE Advisers has entered into a subadvisory agreement with [ ] under which [ ] provides day-to-day discretionary management of the assets of the Fund in accordance with the Fund's investment objective, policies and restrictions, subject to the overall supervision of the Fund's Board and RE Advisers. RE Advisers monitors the subadviser's performance and regularly reports to the Fund's Board on such performance.

RE Advisers, incorporated in the Commonwealth of Virginia in 1995 (formerly incorporated in the District of Columbia in 1990), is a direct, wholly-owned subsidiary of RE Investment Corporation, which is an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association ("NRECA"). NRECA is a not-for-profit organization which serves and represents the nation's consumer-owned rural electric cooperatives. RE Advisers is registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

The SEC has issued an exemptive order that permits the Fund and RE Advisers to participate in a manager of managers structure in which RE Advisers serves as the investment manager of the Fund and selects and recommends to the Fund's Board one or more investment subadvisers that are not affiliated persons of the Fund or RE Advisers (for purposes of this section, "subadvisers") to manage the Fund's investment portfolio. Under the terms of this exemptive order, RE Advisers is able, subject to certain conditions and oversight of the Fund's Board but without shareholder approval, to hire new subadvisers or change the contract terms of subadvisers for the Fund. RE Advisers, subject to oversight by the Board, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. RE Advisers, as applicable, monitors each subadviser for adherence to its specific strategy, continuously supervises and monitors the subadviser's performance and periodically recommends to the Board whether a subadviser should be retained, replaced or released. Shareholders of the Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. This arrangement has been approved by the Board and the shareholders of the Daily Income Fund. Accordingly, the Fund may rely on the exemptive order.

For the fiscal year ended December 31, 2020, the Daily Income Fund paid RE Advisers investment management fees, after fee waivers and expense reimbursements, expressed as a percentage of net assets of the Fund, at the following annual rates:

Daily Income Fund	[ ]

The Fund has entered into a contractual Expense Limitation Agreement with RE Advisers. The Expense Limitation Agreement provides that, through the date listed in the table below, to the extent that the Operating Expenses incurred by the Fund exceed the amount set forth below (the "Operating Expense Limit"), such excess amount will be the liability of RE Advisers. The term "Operating Expenses" includes all operating expenses incurred by the Fund, including, but not limited to, the Management Fee.

13Fund Details

Management of the Funds (Continued)

Notwithstanding the foregoing, Operating Expenses do not include the following expenses: (i) interest; (ii) taxes; (iii) brokerage commissions; (iv) other expenditures that are capitalized in accordance with generally accepted accounting principles; (v) other extraordinary expenses not incurred in the ordinary course of the Fund's business; and (vi) acquired fund fees and expenses such as the fees and expenses associated with an investment in (a) an investment company or (b) any company that would be an investment company under Section 3(a) of the 1940 Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act.

Operating
	Expense	Expiration
Fund	Limit	Date
Daily Income Fund	[0.60]%	May 1, [2022]

The Expense Limitation Agreement will terminate with respect to the Fund: (1) immediately upon termination of the Management Agreement, and (2) by either party without payment of any penalty, upon a one-year prior written notice to the other party at its principal place of business; provided that, in the case of termination by the Funds, such termination be authorized by resolution of the Funds' Board.

In addition, RE Advisers has voluntarily agreed to waive fees or reimburse expenses to the extent necessary to assist the Daily Income Fund in attempting to maintain a positive yield. RE Advisers may revise, renew or discontinue this voluntary waiver at any time.

A discussion regarding the basis for the Board's approval of the investment management agreement between the Daily Income Fund and RE Advisers is included in the Fund's annual report to shareholders for the year ended December 31, 2020.

RE Advisers provides administrative services to the Daily Income Fund, in addition to providing investment management services to the Fund.

Portfolio Managers

The portfolio managers are primarily responsible for the day-to- day management of the Fund's portfolios.

Subadviser to the Daily Income Fund

[	]
[	]
[	]

On [ ], 2021, I[ ] became the subadviser to the Daily Income Fund. [ ] was approved as subadviser to the Fund by the Fund's Board on [ ], 2021.

[ ]

A discussion regarding the basis for the Board's approval of the investment management agreement between the Daily Income Fund and [ ] will be included in the Fund's semiannual report to shareholders for the period ending June 30, 2021.

Fund Details	14

Management of the Funds (Continued)

Board

The Board establishes the Fund's corporate policies and monitors the Fund's performance. For a listing of current board members, see the latest annual or semi-annual report or SAI, which you can request by calling 800.258.3030 or by visiting homesteadfunds.com.

Distributor

RE Investment Corporation

4301 Wilson Boulevard

Arlington, VA 22203

Transfer Agent

SS&C Technologies, Inc.

P.O. Box 219486

Kansas City, MO 64121-9486

The transfer agent processes transactions, disburses distributions and provides recordkeeping services for the Fund.

Custodian

State Street Bank and Trust Company serves as the custodian for the Fund.

Additional Information

The Board oversees generally the operations of the Fund and the Corporation. The Corporation enters into contractual arrangements with various parties, including among others, the Fund's investment adviser, subadviser, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Corporation and the Fund that you should consider in determining whether to purchase shares of the Fund. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Corporation or the Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

15Fund Details

Additional Tax Information

As with any investment, you should consider how your investment in the Fund will be taxed. Please consult your tax adviser about the effect of your investment in the Fund.

The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). A RIC is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. In order for the Fund to qualify and be eligible for treatment as a RIC, it must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions to shareholders. The Fund's failure to qualify as a RIC would result in fund-level taxation, and, consequently, a reduced return on your investment.

Distribution Schedule

The Fund intends to distribute substantially all of its ordinary income and capital gains. You may elect to have distributions automatically reinvested in your Fund account. Whether reinvested or received, distributions generally are taxable to non-retirement account investors.

We will mail you Internal Revenue Service ("IRS") Form 1099 at the end of January indicating the federal tax status of your income and capital gains distributions for the prior year. If additional information becomes available regarding the characterization of your distribution after 1099s have been printed and mailed, it may be necessary to provide you with a corrected 1099. Distributions are declared and paid according to the following schedule:

Interest Income

Daily Income Fund	Declared daily and paid monthly

Capital Gains

If any, declared and paid annually, more frequently if necessary.

Taxes on Dividends and Distributions

[Unless you are tax-exempt or hold Fund shares in a tax- advantaged account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, dividends declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal income tax purposes, distributions from the Fund's ordinary income and short-term capital gains are taxable as ordinary income, and distributions from the Fund's long-term capital gains are generally taxed as long-term capital gains. A return of capital distribution occurs when the Fund's aggregate distributions during a taxable year exceed its current and accumulated earnings and profits. A return of capital is not taxable, but it reduces your cost basis in your shares, and thus reduces any loss or increases any gain on a subsequent sale of your shares. Every January, we will send you and the IRS a statement showing the taxable distributions paid to you in the previous year from the Fund. Long-term capital gain distributions generally may be taxed to noncorporate investors at a regular federal income tax rate that is reduced relative to that applicable to ordinary income. A portion of ordinary income dividends paid by the Fund to noncorporate investors may constitute "qualified dividend income" that is subject to the same maximum tax rates as long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. Additional information can be found in the SAI.

Taxes on Transactions

Unless a transaction involves Fund shares held in a tax- advantaged account, the redemption of Fund shares, including sales and exchanges to other mutual funds managed by RE Advisers (each, a "Homestead Fund" and, collectively, the "Homestead Funds"), may also give rise to capital gains or losses. In general, a capital gain or loss will be treated as a long- term capital gain or loss if you have held your shares for more than one year.

Tax Withholding for IRAs

Federal Income Tax Withholding

Federal income tax will automatically be withheld from IRA distributions (other than qualified distributions from Roth IRAs) at the rate of 10% unless you request no withholding or a different amount (10% is the minimum). The withholding amount will be taken from the requested distribution amount, so you will receive less than you requested, unless you instruct us to take the withholding amount in addition to the requested distribution amount.

State Income Tax Withholding

Mandatory : We will withhold state tax in accordance with the respective state's rules if, at the time of distribution, your address of record is within a mandatory withholding state and you have federal income tax withheld, or if the state's requirement is independent of federal withholding. Contact your tax advisor for the withholding amount, or see your state's website for more information.

Fund Details	16

Additional Tax Information (Continued)

Voluntary : If state tax withholding is voluntary in your state, you may request to have state taxes withheld from your transaction.

Backup Withholding

If (i) you fail to provide a correct taxpayer identification number or fail to certify that it is correct, (ii) you have under-reported dividend or interest income or (iii) you fail to certify that you are not subject to backup withholding, we are required by law to withhold a percentage of all the distributions and redemption proceeds paid from your account. We are also required to begin backup withholding if instructed by the IRS to do so.

Buying a Dividend

If you buy shares just before the Fund makes a distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as "buying a dividend." For example, assume you bought shares of the Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

Cost Basis Reporting

Mutual funds, or, if you purchase your shares through a financial intermediary, your financial intermediary, must report cost basis information to you and the IRS when you sell, redeem or exchange shares acquired, including through dividend reinvestment, on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds or a financial intermediary, as applicable, to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold, redeemed or exchanged. The transfer agent, SS&C, is not required to report cost basis information on shares acquired before January 1, 2012. However, if the data is available in our system it will be provided to you on your tax form. If it is not available you may call 800-258-3030 to request your year-end statements which you may use to calculate your cost basis.

The Fund's default cost basis accounting method is average cost for all shares purchased on or after January 1, 2012. If you do not choose a different cost basis accounting method, you will receive average cost. An explanation of the cost basis regulations and different accounting methods available can be found at the transfer agent sponsored website, 1costbasissolution.com.

This information is only a brief summary of certain federal income tax information about your investment in the Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax adviser about the effect of your investment in the Fund in your particular situation. Additional tax information can be found in the SAI.

17Fund Details

Financial Highlights

The Financial Highlights tables (pages [ ] – [ ]) are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by [ ], whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Daily Income Fund

Year Ended December 31,
For a Share Outstanding Throughout Each Year	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.01	0.01	-—(a,b,c)	—(a,b,c)	—(a,b,c)
Net realized and unrealized gain (loss) on	—	—	—	—	—
investments
Total from investment operations	0.01	0.01	—	—	—
Distributions
Net investment income	(0.01)	(0.01)	—(c)	—(c)	—(c)
Net realized gain	—	—	—	—	—
Total distributions	(0.01)	(0.01)	—	—	—

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	1.43%	1.08%	0.18%	0.01%	0.01%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$162,835	$163,854	$173,927	$195,858	$193,156
Ratio of net investment income to average net
assets	1.42%	1.07%	0.17%(a,b)	0.00%(a,b,d)	0.00%(a,b,d)
Ratio of gross expenses before voluntary expense
limitation to average net assets	0.78%	0.74%	0.71%	0.71%	0.68%
Ratio of expenses to average net assets	0.78%	0.74%	0.66%(a,b)	0.37%(a,b)	0.14%(a,b)

(a)On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued through May 11, 2017.

(b)Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.

(c)Less than $0.01 per share.

(d)Less than 0.01%.

Financial Highlights	18

Account Transactions

Investing Directly with Homestead Funds

You pay no commissions when you buy, sell or exchange shares directly with Homestead Funds.

The following instructions apply to individual and joint non- retirement accounts and IRAs. If you are a participant in an employer-sponsored 401(k) or 457 deferred compensation plan, ask your plan administrator for transaction instructions. If you have a corporate, trust or custodial account, we may need additional information before we can process your transactions. Please call us for any special instructions.

Who May Buy Shares

Homestead Funds' shares currently are offered for sale in all 50 states, the District of Columbia and all U.S. territories to U.S. residents. If you are a U.S. resident who opens an account while living in any of the aforementioned places, and then move to another place where shares of Homestead Funds are not offered for sale, subject to certain restrictions, you may continue to purchase shares for your account and open new Homestead Funds accounts so long as your funds are drawn from a U.S. bank.

Anti-money Laundering Program

The USA PATRIOT Act requires mutual funds, such as Homestead Funds, to establish compliance programs that are reasonably designed to prevent the mutual fund from being used for money laundering or the financing of terrorist activities. As part of Homestead Funds' anti-money laundering program and in accordance with the USA PATRIOT Act, we will take steps to confirm your identity when we receive your account application. We may ask you to provide documents to establish your identity, such as your Social Security card or your driver's license. You must provide us with your name, a physical address of residence in the United States (not a P.O. Box), a valid Social Security or Taxpayer Identification Number ("TIN"), and your date of birth.

When you open an account for an entity, we will ask you for the name of the entity, its principal place of business and TIN. We may ask you to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security Number. We also may ask you to provide documents such as a corporate resolution, trust instruments or partnership agreements and other information that will help us identify the entity.

As discussed above, foreign investors may not purchase Homestead Funds.

If we cannot verify your identity or if we determine that you are not a valid U.S. resident, your account may be restricted or closed using the current day's share price. As discussed below under "Acceptable Forms of Payment," we cannot accept any forms of payment where the investor is not clearly identified.

How to Open an Account

You may open an account with Homestead Funds by mail or online, or through a financial intermediary, as described in the "Investing Through a Financial Intermediary" section.

By Mail

Send a completed account application and, if applicable, an initial investment check, as described below to:

Homestead Funds

P.O. Box 219486

Kansas City, MO 64121-9486

Online

Go to homesteadfunds.com and click on "Open a New Account". Follow the instructions online. Please be aware that this option is not available for all account types.

How to Buy Shares

You may buy shares by mail, phone, online, through an automatic investment plan or a financial intermediary, as described in the "Investing Through a Financial Intermediary" section.

You may send your investment in the form of a personal check or a business check (if investing in an account registered to that business entity) made payable directly to "Homestead Funds" or by Fedwire or Automated Clearing House ("ACH") transfer. All funds must be drawn from an account held at a U.S. financial institution. If you authorize your bank to send us a Fedwire, money is immediately transferred from your bank account and will typically be deposited in your Fund account on that or the next business day. An ACH transfer usually takes two to three business days. See "Acceptable Forms of Payment" for more information on payment methods. If you choose payroll deduction to fund your account, we will mail you payroll deduction instructions after you open your account.

Initial Investment

For non-retirement accounts, there is a $500 minimum initial investment. For IRA accounts, there is a $200 minimum initial investment. Minimum investment amounts are waived for shareholders who elect to participate in an Automatic Investment Plan. For further information on setting up an Automatic Investment Plan, see "Subsequent Investment" below.

By Mail

Send a completed account application and, if applicable, a personal or business check (if investing in an account

19Account Management and Services

Account Transactions (Continued)

registered to that business entity) payable to "Homestead Funds" to:

Homestead Funds

P.O. Box 219486

Kansas City, MO 64121-9486

Online

Go to homesteadfunds.com and click on "Open a New Account". Follow the instructions online. Please be aware that this option is not available for all account types.

Subsequent Investment

No minimum investment amount.

By Mail

Send a personal or business check (if investing in an account registered to that business entity) payable to "Homestead Funds" to:

Homestead Funds

P.O. Box 219486

Kansas City, MO 64121-9486

Be sure to write your account number on the check and tell us which Fund you are investing in or use our Deposit Form available at homesteadfunds.com.

By Phone

Call us at 800.258.3030 to purchase shares by ACH or for instructions to purchase shares by Fedwire. In order to purchase shares by phone, your account information must include valid bank instructions and you must have elected to have telephone transaction privileges.

Online

Log on to your account at homesteadfunds.com. Online purchases are made by ACH transfer. In order to purchase shares online, your account information must include valid bank instructions and you must have elected to have telephone transaction privileges. This service is not available for all account types.

Through an Automatic Investment Plan

You may choose to contribute funds to your account at regular intervals by participating in an Automatic Investment Plan. For new accounts, complete the "Automatic Investment Plan" section on the account application, or you may add this option online during the account opening process. For existing accounts, log into your account online and follow the instructions to add an Automatic Investment Plan, or use the "Automatic Transaction Signup Form". In order to participate in an Automatic Investment Plan, your account information must include valid bank instructions.

How to Exchange Shares

You can exchange your shares in the Fund for shares of another Homestead Fund (if available). An exchange is a redemption and subsequent purchase. For non-IRA investors, it is generally a taxable event.

By Mail

Send a letter of instruction to:

Homestead Funds

P.O. Box 219486

Kansas City, MO 64121-9486

Include the names of the Homestead Funds you're exchanging from and to and the account numbers. Tell us the dollar amount, percentage of account or number of shares you wish to exchange. If you are exchanging shares between accounts registered in the names of different persons or different groups of persons, your signature may need to be guaranteed. See "Fund Pricing, Policies and Fees" for more information.

By Phone

Call us at 800.258.3030. You must have telephone exchange privileges. Telephone exchanges can be made only between identically-registered accounts.

Online

Log on to your account at homesteadfunds.com. To use this service, you must have telephone exchange privileges. Online exchanges can be made only between identically-registered accounts. This service is not available for all account types.

How to Sell Shares

You may sell shares by mail, phone, online or by check, or through a financial intermediary, as described in the "Investing Through a Financial Intermediary" section.

The Fund typically seeks to send out redemption proceeds on the next business day after the redemption request is received in good order. Redemption proceeds can be sent by check to the account address of record or deposited directly in your bank account. If requesting redemption proceeds by check, you can generally expect to receive the proceeds in seven to ten days. If redemption proceeds will be deposited directly to your bank account, you can expect to receive the proceeds the next business day for Fedwire and in two to three days for ACH. It is possible that payment of redemption proceeds may take up to seven days. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. We charge a nominal fee of $10.00 to send a Fedwire or $13.00 to have redemption proceeds sent by overnight mail, and no fee to send an ACH transfer. You will not receive interest on uncashed redemption checks.

Account Management and Services	20

Account Transactions (Continued)

RE Advisers expects to use a variety of resources to honor requests to redeem shares of the Fund, including available cash; short-term investments; interest, dividend income and other monies earned on portfolio investments; the proceeds from the sale or maturity of portfolio holdings; and various other techniques, including, without limitation, repurchase agreements. Some of the Homestead Funds may also have available to them uncommitted lines of credit that they may draw on to manage their liquidity needs. There can be no assurance that any credit facility will be available to the Fund or available in sufficient amounts to the Fund under all circumstances.

To the extent consistent with applicable laws and regulations, a variety of other measures, such as redemptions in kind (i.e., payment in portfolio securities rather than cash), may also be used to honor redemptions. In kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund's net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Any in kind redemption will be effected through a pro rata distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund's net asset value. RE Advisers does not expect to honor redemption requests in kind regularly, but reserves the right to do so. Once distributed in kind to an investor, securities may increase or decrease in value before the investor is able to convert them into cash. Any transaction costs or other expenses involved in liquidating securities received in an in kind redemption will be borne by the redeeming investor. For information regarding procedures for in kind redemptions, please contact invest@homesteadfunds.com.

The Daily Income Fund has committed, in connection with an election under Rule 18f-1 under the 1940 Act, to pay all redemptions of Fund shares by a single shareholder during any 90-day period in cash, up to the lesser of (i) $250,000 or (ii) 1% of the Fund's net assets measured as of the beginning of such 90- day period.

RE Advisers expects to use the resources and measures discussed above, amongst others, to meet redemption requests in regular and stressed market conditions.

By Mail

Send a letter of instruction to:

Homestead Funds

P.O. Box 219486

Kansas City, MO 64121-9486

Include the name of the Homestead Fund you're redeeming from and the account number. Tell us the dollar amount, percentage of your account or number of shares you wish to sell. For IRA accounts also indicate your date of birth and the portion of your redemption amount to be withheld for payment of federal income tax. If no amount is elected, we will automatically withhold 10% (excluding Roth IRA accounts). State income tax also may be withheld. See "FUND DETAILS—Additional Tax Information" for more details. If you are under age 59 ½ and are redeeming from an IRA, please include a statement that you are aware the IRS may assess a penalty for premature distribution.

A signature guarantee is required if you are redeeming more than $50,000 in one day from the Fund in any one account excluding tax withholding. Accounts registered to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment Corporation, and cooperative benefit plan accounts registered to NRECA member systems are exempt from this requirement. There are other special cases in which a signature guarantee may be required. See "Fund Pricing, Policies and Fees."

By Phone

Call us at 800.258.3030. You must have telephone redemption privileges. To have proceeds sent by Fedwire or ACH transfer, you must also have current bank information on file with us. For the Fund in any one account, redemptions are limited to $50,000 or less, excluding tax withholding, per day.

Online

Log on to your account at homesteadfunds.com. To use this service, you must have telephone redemption privileges. To have proceeds sent by ACH transfer, you must also have current bank information on file with us. For the Fund in any one account, redemptions are limited to $50,000 or less, excluding tax withholding, per day. This service is not available for all account types.

By Check

Daily Income Fund shareholders, including IRA investors age 59

½or older, may also write checks against their account. Daily Income Fund shareholders may only add checkwriting to their account after the account has been opened and funded for 60 days. See "Checkwriting" for more information.

Acceptable Forms of Payment

Personal and Business Checks

Checks must be written in U.S. dollars, made payable directly to "Homestead Funds" and drawn on accounts held at U.S. financial institutions. Checks must have pre-printed name and address information. To protect the Fund from fraud, we do not accept third party checks, bank account starter checks or credit card convenience checks. As part of Homestead's anti-money laundering program, we also do

21Account Management and Services

Account Transactions (Continued)

not accept certain other forms of payment where the investor is not clearly identified. These include cash or cash equivalents such as money orders, traveler's checks and bearer bonds.

Fedwires and ACH Transfers

Money must be sent in U.S. dollars from accounts held at U.S. financial institutions. For ACH transfers and Fedwires, bank account information must be on file with us. Typically, shareholders provide this when they complete an account application. Please contact us for instructions on doing a Fedwire purchase.

Homestead Funds and their distributor, RE Investment Corporation, reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. If your purchase is canceled due to nonpayment or because your check does not clear (and, therefore, we are required to redeem your account), you will be responsible for any loss the Fund incurs.

Determination of "Good Order"

Determination of "Good Order"—Purchases Purchases are not binding on Homestead Funds or their distributor and are not available for investment until they are received by the transfer agent in good order. To be considered in "good order" your transaction request must include all information required for processing. Please call 800.258.3030 to ensure you understand your transaction's specific requirements.

Determination of "Good Order"—Other Transactions For exchanges and redemptions, a request must include, among other things, the exact name in which the shares are registered, the account number, the number of shares, the dollar amount of shares or a percentage of shares to be redeemed or exchanged, and, for written requests, a signature matching the account registration, together with any other materials or information required by the Fund, the Fund's transfer agent or any other agents duly appointed for that purpose.

How We Handle Incomplete Instructions

If your instructions to buy, sell or exchange shares are not complete, we will try to contact you. If we don't receive further instructions within a reasonable period of time, we will send a letter of explanation and return any checks.

Clearing Period for Purchases

If you instruct us to redeem shares recently purchased by personal or business check or ACH Transfer, your redemption payment will be held until your purchase has cleared. This usually takes no more than 10 days from our receipt of the purchase. Your transaction will be priced on the day the transfer agent receives your redemption request in "good order."

Investing Through a Financial Intermediary

You may be able to purchase and sell shares of Homestead Funds through a financial intermediary. Financial intermediaries include broker-dealers, banks, financial institutions and their financial professionals. Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include, without limitation:

•minimum investment requirements

•exchange policies

•Fund choices

•cutoff time for investments

•trading restrictions

In addition, your financial intermediary may charge a commission for your investment or charge you a transaction fee for the purchase, sale or exchange of Fund shares. Those commissions or charges are retained by the financial intermediary and are not shared with Homestead Funds, RE Advisers, [ ] or the Fund's distributor, RE Investment Corporation. Copies of the Fund's annual report, semi-annual report, prospectus, SAI and any proxy solicitation materials are available from your financial intermediary.

Contact your financial intermediary for a complete description of its fees, policies and procedures.

Homestead Funds and their distributor, RE Investment Corporation, have authorized certain financial intermediaries to accept orders on the Fund's behalf. In such cases, orders must be received in good order and accepted by the financial intermediary on the Fund's behalf before the time the net asset value of the Fund is determined in order to receive that day's share price. If those orders are transmitted to Homestead Funds and paid for in accordance with the agreement with the financial intermediary, they will be priced at the net asset value next determined after the orders are received in the form required by the financial intermediary.

Account Management and Services	22

Managing Your Account

Important Addresses and Phone Numbers

Send transaction instructions and account inquiries to:

Regular Mail

Homestead Funds

P.O. Box 219486

Kansas City, MO 64121-9486

Overnight Mail

Homestead Funds

430 W. 7th Street

Suite 219486

Kansas City, MO 64105-1407

Send requests for general Fund information and sales literature to:

Homestead Funds

4301 Wilson Boulevard, INV8-305 Arlington, VA 22203

Attention: Investments Division

To reach a Homestead Funds client service associate by phone, call:

800.258.3030

Shareholders are responsible for confirming receipt. Please call to confirm. We do not accept transaction requests sent by fax.

Homestead Funds' website can be found at homesteadfunds.com.

24-hour, Automated Telephone Service

To hear a recording of the Fund's most recent net asset values or to get account information, call 800.258.3030. Information is available 24 hours a day, seven days a week.

Days and Hours of Operation

You may buy, sell (redeem) or exchange shares on any business day, normally any day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays.

Client service associates are available on business days from 8:30 a.m. to 5:00 p.m., ET. If you've established telephone privileges, representatives can take your instructions to buy, sell or exchange shares over the phone. This service is not available for all account types. Please call to confirm. See "When Transactions Are Priced" for more information.

Account Statements

Confirmation We send a confirmation statement when you open an account, buy or sell shares, or perform account maintenance. Confirmations show the date of the transaction, number of shares involved and share price.

Confirmations are not sent for transactions made as part of an automatic investment, exchange or redemption plan.

Account Statement We send quarterly account statements. Your fourth-quarter statement lists activity for the entire year. Retain this document to assist you in preparing your tax return. In order to reduce the number of mailings we send, we combine all account activity related to the same primary Social Security Number onto one statement.

Statement Requests If you misplace documents needed for tax preparation or other purposes, we can send copies. Please allow three weeks for delivery. Homestead Funds' transfer agent may charge a fee to provide copies of account statements or research for years prior to 2004. We may not be able to produce statements or transcripts for years prior to 2000.

Fund Reports

Reports include a summary of the financial markets, an explanation of Fund strategy, performance, portfolio holdings and financial statements. The semi-annual report covers the six- month period ending June 30; the annual report covers the 12- month period ending December 31.

The Fund reduces the number of duplicate prospectuses and annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call Homestead Funds at

800.258.3030 if you need additional copies of financial reports or prospectuses or if you do not want the mailing of these documents to be combined with those for other accounts at the same address.

Electronic Document Delivery

Shareholders can choose to receive some communications, including Fund reports, the prospectus and quarterly account statements, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs, and it is faster than postal delivery. Sign up for electronic document delivery online at homesteadfunds.com.

Original and Legal Documents

Due to privacy concerns, SS&C, Homestead Funds' transfer agent generally does not return original and legal documents to you unless requested. A fee may apply for any such returned documents.

Telephone/Online Transaction Privileges

If you elect telephone transaction privileges, we can take your instructions to buy, exchange or sell shares over the phone (call 800.258.3030) or online (at homesteadfunds.com). See "Account Transactions" for transaction instructions.

23Account Management and Services

Managing Your Account (Continued)

How to Authorize Use the Account Application to authorize telephone and online transaction privileges. If you did not authorize these options when you established your account, you can add them later by completing an Account Services Form.

Daily Redemption Limit Redemptions made by phone or online are limited to $50,000 or less, excluding tax withholding, per day from any Homestead Fund in any one account. For redemptions of more than $50,000 in one day excluding tax withholding, a signature guarantee is required. See "Signature Authentication" below for more information.

Busy Periods We strive to answer calls promptly at all times. However, during periods of exceptionally high market volatility, you may have trouble reaching a client service associate by phone. If this occurs, please consider making transactions online or by sending your transaction instructions by overnight mail. See "Account Transactions" for more information.

Safeguards and Limits to Liability Homestead Funds and SS&C, our transfer agent, have established procedures designed to protect you and the Fund from loss. We will take reasonable steps to confirm your identity before accepting your instructions, we will tape record your instructions and we will send a statement confirming your transaction. In light of these procedures, Homestead Funds will not be liable for following instructions we or our transfer agent reasonably believe to be genuine.

Automatic Investment/Exchange/Redemption Plans

To participate in any of these programs, complete an Automatic Transactions Sign-Up Form. Automatic Investment (By ACH Transfer) You can invest automatically by having a set amount of money moved from your bank account to your Homestead Funds account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.

Automatic Investment (By Payroll Deduction) You can invest automatically by having money deducted from your paycheck, Social Security or other federal government check and directed to your Homestead Funds account. You determine the amount to invest. Money is invested when received from the sender, which usually is one or two business days after your paycheck is issued but will vary according to the transfer method. Check with your employer to be sure that they are able to accommodate payroll deduction plans before you establish this service.

Automatic Exchange You can exchange shares of your Homestead Funds accounts automatically. You may elect an exchange frequency of either monthly, quarterly, semi-annually or annually.

Automatic Redemption You can redeem shares of your Homestead Funds accounts automatically and have the proceeds transferred to your bank account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank or financial intermediary before establishing this service.

For IRAs If making automatic investments to an IRA, be sure your investments do not exceed your total annual IRA contribution limit. In most cases, in order to make automatic withdrawals from an IRA, you must be age 59½ or older. Please contact us if you have special circumstances.

Checkwriting

Eligibility Daily Income Fund shareholders can write checks against their Fund account. If your Daily Income Fund account is a retirement account, you can write checks only if you meet the IRA age requirement for distributions (59½ or older). You may only sign up for this service when your account has been opened and funded for 60 days. You may also add this service to an existing account by completing the Daily Income Fund Checkwriting form. If you complete and submit this form before the required time has passed, your request will be rejected.

Minimum Amount Checks must be written for $100 or more. No taxes will be withheld from check amounts.

Ordering Checks If you elect checkwriting on your account application and fund your account by check or wire, you receive your first book of checks automatically. To request additional checks, call 800.258.3030. There is a nominal charge for checkbooks. This charge is automatically deducted from your Daily Income Fund account.

Check Processing and Stop Payments Checks are processed by our transfer agent, SS&C. To stop payment on a check, call 800.258.3030.

Insufficient Funds If you purchase shares of the Daily Income Fund by check or ACH, there is a clearing period of typically no more than 10 days before the shares are available for redemption. If you write a check from your Daily Income Fund account for an amount that exceeds your Daily Income Fund balance, including any recent purchases that have not yet cleared, your check will be returned for insufficient funds. We will not automatically transfer money from other Homestead Funds accounts to cover your check.

Types of Accounts

Account applications are available online at homesteadfunds.com or call us at 800.258.3030.

Regular Accounts You may establish any of the following non-retirement account types: individual, joint, custodial (for UGMA/UTMA accounts), trust, corporate, partnership or other entity.

Account Management and Services	24

Managing Your Account (Continued)

Retirement Accounts You may open a Traditional or Roth IRA in any Homestead Fund. To request an IRA application, call 800.258.3030 or go to homesteadfunds.com.

Coverdell Education Savings Accounts You may open an Education Savings Account (previously called an Education IRA) in any Homestead Fund.

Employer-Sponsored Plans Your employer may offer Homestead Funds as investment options available to participants in a 401(k) or 457 deferred compensation plans. If your employer's plan does not offer Homestead Funds, ask your plan administrator to call us at 800.258.3030.

Uncashed Check Policy

If a check remains uncashed on your account for more than 90 days we will send you a letter. If your check remains uncashed for more than 180 days, Homestead Funds will stop payment on the check and reinvest any amounts from dividends, capital gains, or distribution proceeds which you have chosen to receive by check into the same Fund and account number it was distributed from at the NAV (net asset value) on the day of the reinvestment. No interest will accrue on amounts represented by uncashed checks. When reinvested, those amounts are subject to the risk of loss like any Fund investments. Exceptions: we will not automatically reinvest uncashed checks that are outstanding on closed accounts, IRA accounts, and education savings accounts (ESA). For exempted accounts, checks that remain uncashed will eventually be sent to your state as abandoned property based upon your state's escheatment laws and timeframes.

If any check remains uncashed for more than 180 days, your future dividends and capital gains distribution elections will be changed automatically to be reinvested in the Fund. In addition, your participation in an automatic withdrawal plan (AWP) will be terminated if a check resulting from the AWP remains uncashed for more than 180 days. Exceptions: we will not automatically change future dividends and capital gains distribution elections and stop AWP's on accounts that may be subject to required minimum distributions (RMDs) such as Inherited IRA accounts for shareholders of all ages and Traditional IRA accounts for shareholders that are 72 or older.

Escheatment

Under certain circumstances specified by state law, Homestead Funds may be required to transfer your account assets to your state as abandoned property. This process is known as escheatment. If your assets are escheated you will need to contact your state treasurer's office for information on how to claim your assets. The three circumstances that generally can trigger escheatment are listed below.

State Inactivity Many states have "inactivity clauses" for financial account inactivity in which we are required to transfer your account assets to your state if you have not contacted us within a specified number of years. Generally, contact is defined as you calling to speak with us directly, requesting a financial or non-financial transaction online or over the phone, or logging into your account online. Systematic transactions do not count as contact. Currently IRA accounts for shareholders younger than age 70½ are exempt from the state inactivity escheatment process. State inactivity regulations do change frequently. Check your state's escheatment guidelines for the most current information. Please establish contact with Homestead Funds in one of the ways noted above at least once a year. Call 800.258.3030 or log into your account at homesteadfunds.com. Please be aware that in order to track contact by phone, we will need to obtain identifiable information from you when you call us to access your account. Individual states may have different requirements for contact and change their requirements periodically. Check with your state of residence for specifics.

Returned Mail If we receive any returned mail that we mailed to your address that we have on file, we will place a stop mail and stop purchase on your account and remove any systematic purchase agreements until you update your address with Homestead Funds. If a stop mail remains on your account for a specified amount of time based upon your state's escheatment laws, we will be required to transfer your account assets to your state of residence.

Uncashed Checks If the check remains uncashed on a closed account, IRA, or ESA account, the check amount will eventually be sent to your state as abandoned property based upon your state's escheatment laws and timeframes.

UGMA/UTMA Age of Custodial Termination Policy

When the minor of a UGMA/UTMA account has reached the age of majority for custodial termination in the state of establishment (as listed in the account registration), distributions will not be permitted until the custodian has been removed from the account. The custodian may be removed by instructions received in good order from either the custodian or the former minor. You will be contacted in writing once we restrict financial transactions.

25Account Management and Services

Fund Pricing, Policies and Fees

When Transactions Are Priced

Investments, exchanges and redemptions received in "good order" will be priced at the NAV next calculated after the Fund receives and accepts the order. The Fund reserves the right to authorize certain financial intermediaries to accept orders to buy or redeem shares on its behalf. When financial intermediaries receive transaction instructions in "good order," the order is considered as being placed with the Fund's transfer agent, and shares will be bought or sold at the next-determined net asset value per share, calculated after the order is received by the financial intermediary. We cannot accommodate requests to process transactions on a specified date.

How Fund Prices Are Determined

The Fund's net asset value per share is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.

When Calculated

The Fund's net asset value per share is calculated as of the close of regular trading on the NYSE (typically 4:00 p.m. ET) ("Valuation Time"). Net asset values per share normally are calculated every day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays. On any day that regular trading on the NYSE closes earlier than scheduled, the Fund will advance the time as of which the NAV is calculated and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day's NAV.

Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Guidelines for Portfolio Securities Valuation Policies and Procedures ("Valuation Procedures") adopted by the Board. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Fund's approved independent pricing services. Portfolio securities for which market quotations are not readily available are valued at fair value by RE Advisers or the Fund's subadviser, as determined in good faith in accordance with the Valuation Procedures.

Valuation Methodology

The Daily Income Fund's net asset value is expected to be a stable $1.00 per share, although this value is not guaranteed. For purposes of calculating the Fund's net asset value per share, portfolio securities are valued on the basis of amortized cost in accordance with Rule 2a-7 of the 1940 Act. The amortized cost method not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

Account Management and Services	26

Fund Pricing, Policies and Fees (Continued)

Signature Authentication

This section describes Homestead Funds' Medallion Stamp Signature Guarantee and notary policies. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.

For some transactions (financial and non-financial), we require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a notary (for non- financial transactions) or a Medallion Stamp Signature Guarantee (for financial transactions). The Medallion Stamp Signature Guarantee can be obtained from any eligible guarantor, including banks, broker/dealers and credit unions. Please check with your guarantor to determine what documentation it requires to provide the Stamp. Documents must be signed by all account owners, and all signatures must be authenticated. Each account owner will need to sign in front of the representative issuing the authentication.

Homestead Funds may require a notary or a Medallion Stamp Signature Guarantee in circumstances other than those referenced below. Please contact us if you have a question as to whether your transaction requires a notary or Medallion Stamp Signature Guarantee.

Accounts registered to or transferred to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment Corporation, are exempt from this requirement.

Non-Financial Transactions

For some types of non-financial transactions, we require your signature to be notarized. Examples include:

•Changing your name.

•Changing or adding to the bank account information we have on file. Exception: In the event that you request a purchase/distribution from/to the bank account on the same day that you send us a change to the bank account information, a Medallion Stamp Signature Guarantee rather than a notarization is required.

•Changing or removing the custodian on an UGMA/UTMA account. The former minor may request the removal of the custodian once the former minor has reached the age of majority for custodial termination.

•Changing or removing the responsible individual on an Education Savings Account or minor IRA. The former minor may request the removal of the responsible individual once the former minor has reached the age of majority in the state of residency.

Financial Transactions

Medallion Stamp Signature Guarantees are required for some types of financial transactions, as noted below. We will not accept a guarantee from a notary in lieu of a

Medallion Stamp.

Examples include when you:

•Send written instructions to redeem amounts of more than $50,000 in one day from any one Fund in any one account, excluding tax withholding.

•Instruct us to send redemption proceeds or Fund distributions to an address other than your address of record or to a bank account other than your bank account of record.

•Instruct us to make a redemption check payable to someone other than the account owner of record. Exception: Upon receipt of a completed "Qualified Charitable Distribution" form, you may request that a distribution be made payable to a charity if the redemption is $10,000 or less per account, per transaction. The check must be mailed to the address of record.

•Request a redemption with proceeds to be sent by check within 30 days of having made an address change.

•Instruct us to change your address and in the same letter of instruction request a redemption with proceeds to be sent by check to the new address.

•Instruct us to add or change bank account information and request a redemption to the new bank account information on the same day.

•Instruct us to exchange shares between differently registered accounts, except for the following types of exchanges:

–Distribution from an IRA account exchanged to another eligible account registered to the same Social Security Number.

–Distribution from an IRA account exchanged to a joint account that includes the IRA owner within the registration.

27Account Management and Services

Fund Pricing, Policies and Fees (Continued)

–Redemptions from regular individual or joint accounts exchanged to IRA accounts (Traditional or Roth) when the same Social Security Number is on file.

•Instruct us to transfer fiduciary assets from Homestead Funds to another custodian if the amount to be transferred is more than $250,000. We do not require a signature guarantee if transferring assets to Homestead Funds; however, the releasing custodian may require one.

•Change your account registration (for example, from a jointly registered account to an individually registered account).

•Ask us to transfer non-retirement account assets directly to another institution or individual (for example, if you are giving a gift of shares).

Requirements for Cooperative Benefit Plan Accounts Registered to NRECA Member Systems

A notary is required when taking distributions from a deferred compensation or FAS-106 account. Generally, the Homestead Funds requires the signature of only one account signer on file with the Homestead Funds. Large account distributions may require the signature of all signers on file.

A Medallion Stamp Signature Guarantee is required when you:

•Instruct us to send redemption proceeds or Fund distributions to an address other than the address of record or to a bank account other than the bank account of record (unless sending to NRECA).

•Request a redemption with proceeds to be sent by check within 30 days of having made an address change.

•Request a transfer of assets over $250,000 to another institution.

Minimum Account Size

This section describes Homestead Funds' minimum account requirements. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.

Due to the relatively high cost of maintaining small accounts, Homestead Funds reserves the right to close your account if the value of the account falls below $500 ($200 for IRA and ESA accounts) as the result of redemptions, or if you elect to participate in the automatic investment plan and stop making investments before the account reaches this minimum amount. Before closing your account, we will notify you in writing and give you 60 days to bring your account balance to at least the minimum required amount.

Market Timing Policies and Procedures

Frequent trading of Fund shares may result from an effort by a shareholder to engage in "market timing" and may increase the Fund's administrative expenses. It also may interfere with efficient Fund management and increase the costs associated with trading securities held in the Fund's portfolios. Under certain circumstances, frequent trading also may dilute the returns earned by the Fund's other shareholders.

The Fund does not impose any restrictions on the frequency of purchases and redemptions; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund's investment strategy, or whether they would cause the Fund to experience increased transaction costs. However, for the purposes of determining changes in direction in equity funds, exchanges to and from the Fund will be monitored.

The Fund reserves the right to modify these policies and procedures at any time without advance notice to shareholders. In addition, the Fund reserves the right to reject any investment or exchange request at any time for any reason.

IRA and Education Savings Account Annual Maintenance Fee

The custodian of your Homestead Funds' IRA and Education Savings Accounts ("ESAs") charges a nominal account maintenance fee. The charge automatically is deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. If you choose to pay your annual maintenance fee with a check and we receive it after the date fees are automatically deducted, we will apply it to the following year.

A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee; but only one fee would be collected for each account, regardless of the number of Homestead Funds held in each account.

Account Management and Services	28

Homestead Privacy Policy

Revised March 2020

This privacy notice applies to the treatment of customer's personal information collected and processed by or on behalf of the Homestead Funds.

FACTS	What Does Homestead Funds Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• income
• account balances
• transaction history
• investment experience
• risk tolerance
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Homestead Funds chooses to share; and whether you can limit this sharing.

		Does	Can you limit
Reasons we can share your personal information		Homestead	this
		Funds share?	sharing?
For our everyday business purposes—such as to process your transactions, maintain your
account(s), respond to court orders and legal investigations or report to credit bureaus		Yes	No
For our marketing purposes— to offer our products and services to you		Yes	No
For joint marketing with other financial companies		No	No
For our affiliates' everyday business purposes—information about your transactions and
experiences		Yes	No
For our affiliates' everyday business purposes—information about your creditworthiness		No	No
For our affiliates to market to you—such as to make you aware of products you may be
interested in.		Yes	Yes
For nonaffiliates to market to you		No	No
Sale of all or part of our business or any of our funds		Yes	No
As required by law		Yes	No
To limit our sharing

Call 800.258.3030—our menu will prompt you through your choice(s). Representatives are available on weekdays from 8:30 a.m. to 5:00 p.m. ET.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at anytime to limit our sharing.

Questions?

Call 800.258.3030 or go to homesteadfunds.com

29Privacy Policy

Homestead Privacy Policy | Revised March 2020 (Continued)

Who we are

Who is providing this notice?	Homestead Funds, Inc.
Homestead Funds Trust

What we do

How does Homestead Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use certain measures that are designed to mitigate the risk of unauthorized access or use. These measures include computer safeguards and secured files and buildings, as well as confidentiality agreements with companies we hire to help us provide services to you. No security is foolproof, and we ask you to notify us as soon as possible if you believe your account, username or password have been lost, stolen or misused.

How does Homestead Funds collect my	We collect your personal information, for example, when you
personal information?	• open an account

• buy securities from us
• give us your income information
• provide account information
• give us your contact information
We do not collect personal information from others.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an	Your choices will apply to everyone on your account.
account I hold jointly with someone
else?

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Our affiliates include financial companies and nonfinancial companies, such as:
• RE Advisers Corporation
• RE Investment Corporation
• National Rural Electric Cooperative Association
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
The nonaffiliates we share with can include the Funds' custodian and transfer agent.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
Homestead Funds doesn't jointly market.
Privacy Policy	30

Homestead Privacy Policy | Revised March 2020 (Continued)

Additional information for individuals in certain jurisdictions

Special Notice for Residents of	We will not sell non-public personal information. We will not share information we
California	collect about you with nonaffiliates, except as permitted by California law and described above.

Data Subject Rights	Individuals in Andorra, Argentina, Australia, California, Canada, Cayman Islands,
Europe, Faroe Islands, Guernsey, Hong Kong, Israel, Isle of Man, Japan, Jersey,
Mexico, New Zealand, Singapore, South Korea, Switzerland, the United Kingdom,
Uruguay, and certain other jurisdictions may have certain data subject rights. These rights vary, but they may include the right for individuals to: (i) request access to and rectification or erasure of their personal data; (ii) restrict or object to the processing of their personal data; and (iii) obtain a copy of their personal data in a portable format.
Individuals may also have the right to lodge a complaint about the processing of personal data with a data protection authority.
While the law provides certain California residents with certain of these rights in some circumstances, the state protections do not apply to personal information collected about current or former investors whose information is protected by federal financial privacy law under the Gramm Leach Bliley Act and the SEC's Reg S-P.

31Privacy Policy

(THIS PAGE INTENTIONALLY LEFT BLANK)

For More Information

The SAI provides more detailed information about the Fund, and is incorporated by reference into this prospectus.

Additional information about the Fund's investments is available in the Funds' annual and semi-annual reports to shareholders.

The SAI and the Fund's annual and semi-annual reports are available, without charge, upon request. To request these documents, to ask general questions about the Fund or to make shareholder inquiries, call 800.258.3030. The Fund's SAI and annual and semi-annual reports also are available online, free of charge, at homesteadfunds.com. The Fund's SAI and annual and semi-annual reports may also be available from financial intermediaries through which shares of the Fund may be purchased or sold.

Reports and other information about the Fund also are available in the EDGAR Database on the SEC's website at sec.gov.

Electronic Document Delivery

Shareholders can choose to receive some communications, including the annual and semi-annual reports, the prospectus and quarterly account statements, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs and it is faster than postal delivery. Sign up for electronic document delivery online at homesteadfunds.com. For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators ("URLs"), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

homesteadfunds.com | 800.258.3030 | 4301 Wilson Boulevard | Arlington, VA | 22203

Investment Company Act File No.. 811-06136

00245107

Subject to Completion dated March 1, 2021

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission becomes effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard Arlington, VA 22203

Daily Income Fund (HDIXX)

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2021

This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Daily Income Fund (the "Fund") dated [ ], 2021, as supplemented from time to time, which may be obtained by contacting the Fund at 800.258.3030 or downloaded from the website at homesteadfunds.com. The audited financial statements included in the Fund's most recent annual report are incorporated by reference into this SAI and may be obtained by calling the toll free number above or visiting the website.

TABLE OF CONTENTS
General Information and History ...............................................................................................................................................................	1
Investment Restrictions..............................................................................................................................................................................	1
Description of Certain Investments and Strategies ....................................................................................................................................	1
Code of Ethics..........................................................................................................................................................................................	27
Proxy Voting Policies and Procedures.....................................................................................................................................................	27
Principal Holders of Securities ................................................................................................................................................................	28
Management Ownership ..........................................................................................................................................................................	28
Investment Management and Other Services...........................................................................................................................................	28
Custodian and Transfer Agent .................................................................................................................................................................	30
Brokerage Allocation and Other Practices ...............................................................................................................................................	30
Purchase and Redemption of Fund Shares Being Offered .......................................................................................................................	33
Determination of Net Asset Value ...........................................................................................................................................................	34
Distribution of Shares ..............................................................................................................................................................................	34
Disclosure of Portfolio Holdings .............................................................................................................................................................	35
Taxes...	35
Shares and Voting Rights.........................................................................................................................................................................	41
Principal Underwriter...............................................................................................................................................................................	42
Independent Registered Public Accounting Firm ....................................................................................................................................	42
Legal Matters ...........................................................................................................................................................................................	42
Appendix A – Description of Securities Ratings Assigned by S&P Global Ratings and Moody's Investors Service, Inc....................	A-1
Appendix B – RE Advisers Corporation's Proxy Voting Policies and Procedures ..............................................................................	B-1

i

GENERAL INFORMATION AND HISTORY

Homestead Funds, Inc. (the "Corporation") is a Maryland corporation organized on June 29, 1990. The Corporation is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act" or "Investment Company Act"), as an open-end management investment company, commonly known as a "mutual fund." The Corporation and the Homestead Funds Trust (the "Trust") are collectively referred to herein as the "Homestead Funds".

The Corporation currently consists of eight portfolios, the Daily Income Fund (the "Fund"), the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Stock Index Fund, the Value Fund, the Growth Fund, the Small-Company Stock Fund and the International Equity Fund, each of which represents a separate series of capital stock in the Corporation having different investment objectives, strategies, policies and restrictions. Throughout this SAI, the Board of Directors of the Corporation is referred to as the "Board".

The Fund is advised and managed by RE Advisers Corporation ("RE Advisers"), which is responsible for the Fund's day-to-day operations and the investment of the Fund's assets. RE Advisers is an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association ("NRECA"), a not-for-profit membership organization whose members provide electric light and power and other services to approximately 42 million people in 48 states. Under the overall supervision of RE Advisers and the Board, the Daily Income Fund is subadvised by [..].

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The investment restrictions described below have been adopted as fundamental investment policies of the Fund as noted below. Such fundamental investment policies may be changed only with the vote of a "majority of the outstanding voting securities" of the particular Fund. As used in the prospectus and in this SAI, the term "majority of the outstanding voting securities" means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Shares of the Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

The Fund may not:

(1)Concentrate its investments in any particular industry (excluding U.S. Government or any of its agencies or instrumentalities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of its total assets may be invested in any one industry.

(2)Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(3)Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(4)Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), in selling portfolio securities and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

(5)Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

(6)Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

The Fund, pursuant to Section 5(b)(1) of the 1940 Act, may not:

(7)With respect to 75% of the Fund's total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

All percentage limitations on investments will apply only at the time of making an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment, unless otherwise indicated. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund's limitation or requirement. Percentage limitations on borrowing shall apply at borrowing and at all times going forward.

DESCRIPTION OF CERTAIN INVESTMENTS AND STRATEGIES

The Fund's Prospectus describes the Fund's principal investment strategies. The following provides information that supplements the information provided in the Fund's Prospectus and describes certain types of investments that may be made by the Fund, as well as certain investment strategies that the Fund may use. The tables below show the types of instruments and transactions in which the Fund may invest and/or engage, in addition and subject to the Fund's principal investment strategies set forth in the Fund's Prospectus. The Fund may, but will not necessarily, engage in any of the investment practices described below.

Daily
Investment	Income
Strategies	Fund
Money Market Instruments	X
Funding
Agreements	X
Extendible
Commercial
Notes	X
Participation Interests	X
Repurchase	X(1)(2)
Agreements
Debt Securities	X
Variable And Floating
Rate
Securities	X
U.S. Government Securities	X
Unrated,
Downgraded and Below
Investment
Grade	X(3)
Investments
Mortgage-
Backed and
Asset-	X(4)
Backed Debt Securities
Mortgage
Pass-
Through	X(4)
Securities
Collateralized Mortgage	X(4)
Obligations
Other
Mortgage-
Related	X(4)
Securities
Asset-Backed Securities	X(4)
Rights	X
Illiquid	X(5)
Securities
When-Issued Securities	X
Participation Certificates	X
Investment
Companies	X(6)

Daily
Investment	Income
Strategies	Fund

Financial Sector	X
Loans of
Portfolio
Securities	X
Borrowing	X
Securities of Foreign	X(7)(8)
Issuers
U.S. Dollar-
Denominated Securities of Foreign
Issuers	X
Yankee	X(7)(8)
Securities
Eurodollar	X(7)(8))
Securities
European	X(7)(8)
Union
Obligations of Foreign
Governments, Supranational Entities and
Banks	X

(1)The Fund may enter into repurchase agreements only if the underlying security is either a cash item or a government security (as defined in Section 12(a)(16) of the 1940 Act).

(2)The Fund may enter into repurchase agreements only with member banks of the Federal Reserve System, primary dealers in U.S. Government securities, or other broker-dealers having comparable qualifications.

(3)The Fund may invest in unrated Eligible Securities (as defined below under "Money Market Instruments") to the extent consistent with its policy to invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7 under the 1940 Act.

(4)The Fund may invest in mortgage-backed and asset-backed debt securities only if they are government securities.

(5)The Fund may not invest more than 5% of its net assets in illiquid securities.

(6)The Fund will not purchase shares of exchange-traded funds ("ETFs"), but it may purchase shares of other government money market funds.

(7)The Fund may invest only in U.S. dollar-denominated securities.

(8)The Fund may not invest in longer-term debt securities of foreign issuers (those with approximately two or more year maturities).

Money Market Instruments

The Fund may invest in money market instruments. Money market instruments are high-quality, short-term debt obligations, which include, but are not limited to: (i) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations issued or guaranteed as to principal and interest by the United States or its agencies or its instrumentalities, including Treasury bills, notes and bonds; (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Each of these investments is discussed in further detail below. Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer or guarantees of that issuer support such instruments.

Subject to the Daily Income Fund's investment policy to invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7 under the 1940 Act, the Daily Income Fund may only invest in "Eligible Securities" for purposes of Rule 2a-7.

An Eligible Security is a security that has a remaining maturity of 397 days or less that the Board has determined presents minimal credit risks to the Fund; is issued by a registered investment company that is a money market fund; or is a government security.

The Daily Income Fund is also subject under Rule 2a-7 to maturity limits. The maximum dollar-weighted average maturity, which is derived by multiplying the market value of each investment by the time remaining to its expected maturity, adding these calculations, and then dividing the total by the value of the Fund's portfolio, of the Fund's investments is limited to 60 days or less and the dollar-weighted average life, which reflects the average time it takes for a dollar of principal of the security to be repaid, of the Fund's investments is limited to 120 days or less. The Fund is also subject to minimum daily and weekly liquidity requirements. The Fund must hold at least 10% of its total assets in daily liquid assets, determined at the time of acquisition of a security. Daily liquid assets are defined as cash, direct obligations of the U.S. Government, securities that will mature or are subject to a demand feature that is exercisable and payable, within one business day; or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities. The Fund must also hold at least 30% of its total assets in weekly liquid assets, which are defined as cash; direct obligations of the U.S. Government; government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States that (1) are issued at a discount to the principal amount to be repaid at maturity and (2) have a remaining maturity date of 60 days or less; securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; or amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

While the Daily Income Fund's Board may elect to subject the Fund to liquidity fee and gate requirements in the future, the Board has not elected to do so at this time.

Funding Agreements

When the Fund enters into a funding agreement, the Fund makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest, which is based on an index (such as LIBOR). The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company. Guaranteed Investment Contracts ("GICs") may be considered illiquid securities and therefore may be subject to any limitations on such investments described elsewhere in this SAI, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available. Generally, funding agreements are not assignable or transferable without the permission of the issuing company, and an active secondary market in some funding agreements does not currently exist. Investments in GICs are subject to the risks associated with fixed-income instruments generally, and are specifically subject to the credit risk associated with an investment in the issuing insurance company.

Extendible Commercial Notes

Extendible commercial notes ("ECNs") are similar to commercial paper except that, with ECNs, the issuer has the option to extend the notes' maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN's credit rating at the time.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes that have been "packaged" by an intermediary, such as a bank or broker-dealer. Participation interests typically are issued by partnerships or trusts through which the Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as the Fund. Mortgage-backed securities are a common type of participation interest (see "Mortgage Pass-Through Securities" below).

Repurchase Agreements

The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the "underlying security") and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. The underlying securities generally will consist only of high grade money market instruments.

With respect to the Daily Income Fund, the underlying security must be either a cash item or a government security (as defined in Section 2(a)(16) of the 1940 Act). Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark to market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements that have more than seven days remaining to maturity will be considered illiquid for purposes of the restriction on the Fund's investment in illiquid and restricted securities.

The Fund will seek to assure that the value of the securities collateralizing all repurchase agreements (reduced by reasonable transaction costs that the Fund would incur in the event of default), will be maintained in a segregated account and, with respect to United States repurchase agreements, will be marked to market daily to ensure that the full value of the collateral, as specified in the repurchase agreement, does not decrease below the repurchase price plus accrued interest. Such collateral will be in the actual constructive possession of the Fund's custodian at all times. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. The Fund will enter into repurchase agreements only with sellers deemed to be creditworthy by ["] and only when the economic benefit to the Fund is believed to justify the attendant risks. The Fund has adopted standards by which the adviser will evaluate the counterparty. Such standards are designed to reduce the risk that a counterparty will become involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

The Fund may enter into repurchase agreements only with member banks of the Federal Reserve System, primary dealers in U.S. Government securities, or other broker-dealers having comparable qualifications.

Debt Securities

The Fund may invest in debt securities, subject to their investment strategies and the restrictions below.

Variable And Floating Rate Securities. The Daily Income Fund may invest in adjustable, variable and floating rate securities which bear interest at rates subject to periodic adjustment or provide for periodic recovery of principal on demand.

Variable Rate Instruments. Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A government security that is a variable rate security where the variable rate of interest is readjusted no less frequently than every 397 calendar days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A government security that is a floating rate security (see below) shall be deemed to have a remaining maturity of one day. A variable rate instrument that is not a government security and whose principal amount must be unconditionally paid in 397 calendar days or less is deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 13 months or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days' notice.

Floating Rate Instruments. Floating rate instruments (generally corporate notes, bank notes, asset-backed securities and mortgage-backed securities) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted periodically (e.g., daily, monthly, quarterly, semi-annually), usually by a set formula based on the prevailing interest rate in the marketplace, though any upward rate adjustments do not guarantee that a floating rate investment's market value will not decline. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate (e.g., LIBOR), the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

U.S. Government Securities. The Fund may invest in U.S. Government securities. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. These include the various types of instruments currently outstanding or which may be offered in the future. The U.S. Government does not guarantee the net asset value ("NAV") of the Fund's shares.

The Fund may invest in direct obligations of the U.S. Treasury. These obligations include Treasury bills, notes and bonds, all of which have their principal and interest payments backed by the full faith and credit of the U.S. Government.

The Fund may invest in obligations issued by the agencies or instrumentalities of the U.S. Government. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association ("Ginnie Mae" or "GNMA") and the Export-Import Bank. For those securities which are not backed by the full faith and credit of the United States, the Fund must principally look to the federal agency guaranteeing or issuing the obligation for ultimate repayment and therefore may not be able to assert a claim against the United States itself for repayment in the event that the issuer does not meet its commitments. The securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (a) obligations of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury; (b) obligations of the Federal National Mortgage Association ("Fannie Mae" or "FNMA"), which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and (c) obligations of the Student Loan Marketing Association, which are supported only by the credit of the instrumentality.

Unrated, Downgraded and Below Investment Grade Investments. The Fund may invest in unrated, downgraded and below-investment grade instruments within the parameters of the Fund's investment objective, strategies, policies and restrictions. For purposes of the

Fund's rating restrictions, if securities are rated by two or more rating agencies, the higher rating is used. The Daily Income Fund may invest in unrated Eligible Securities to the extent consistent with its policy to invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are fully collateralized in accordance with Rule 2a-7. See "Money Market Instruments," above.

Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Fund interests. Low rated and unrated low quality debt may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively higher rated or higher quality securities. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal.

Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of the Fund's fixed income securities. Conversely, during periods of rising interest rates, the value of the Fund's fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund's NAV.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which the Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called leveraged buy-out transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell lower-rated securities when the Fund's adviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's NAV. In order to enforce its rights in the event of a default under lower-rated securities, the Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's NAV. The Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Fund's intention to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

Certain securities held by the Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower-rated securities may be subject to certain risks not typically associated with investment grade securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Maturity of Debt Securities. The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Libor. Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30,, 2021, with the remainder of LIBOR publications to still end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate in England. At this time, it is not possible to completely identify or predict any establishment of a replacement rate that may be enacted in the UK or elsewhere. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for instruments whose terms currently include LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. All of the aforementioned may adversely affect the Fund's performance or NAV.

Mortgage-Backed and Asset-Backed Debt Securities

The Daily Income Fund may invest in mortgage-backed and asset-backed securities. The Daily Income Fund can invest in such securities only if they are government securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

From time to time, the residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of the Fund's mortgage-related investments. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. During the periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving mortgage loans. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments. Many so-called sub-prime mortgage pools have become distressed during the periods of economic distress and may trade at significant discounts to their face value during such periods. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liability in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. In addition, there are fewer investors in mortgage- and asset-backed securities markets and those investors are more homogenous than in markets for other kinds of securities. If a number of market participants are impacted by negative economic conditions, forced selling of mortgage- or asset-backed securities unrelated to fundamental analysis could depress market prices and liquidity significantly and for a longer period of time than in markets with greater liquidity.

Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Residential mortgage loan originators could experience serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements could cause limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the FHA, or guaranteed by the Department of Veterans Affairs (the "VA").

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which are pass-through securities, each representing an undivided interest in a pool of residential mortgages.

FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

On September 6, 2008, the Federal Housing Finance Agency ("FHFA") placed FNMA and FHMLC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants, discussed below, that severely limit each enterprise's operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise's senior preferred stock and warrants to purchase 79.9% of each enterprise's common stock. In 2009, the U.S. Treasury announced that it was doubling the size of its commitment to each enterprise under the Senior Preferred Stock Program to $200 billion. The U.S. Treasury's obligations under the Senior Preferred Stock Program are for an indefinite period of time for a maximum amount of $200 billion per enterprise. In 2009, the U.S. Treasury further amended the Senior Preferred Stock Purchase Agreement to allow the cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in FNMA's and FHLMC's net worth through the end of 2012. In August 2012, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, accelerate the wind down of the retained portfolio, terminate the requirement that FNMA and FHLMC each pay a 10% dividend annually on all amounts received under the funding commitment, and require the submission of an annual risk management plan to the U.S. Treasury. In January 2021, the Senior Preferred Stock Purchase Agreement was further amended to, among other things, extend the capitalization levels for FNMA and FHLMC, provide small lender protections, and limit future increases in certain higher risk lending practices. In addition, the amendment includes a plan for the U.S. Treasury to develop a proposal for continued reform of FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA's and FHLMC's ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA's plan to restore the enterprise to a safe and solvent condition has been completed.

FNMA and FHLMC may be dependent upon the continued support of the U.S. Treasury and the FHFA in order to continue operating their businesses. FNMA and FHLMC also receive substantial support from the Federal Reserve, which may cease at any time. The conservatorship has no specified termination date. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA and FHLMC will continue to exist following the conservatorship or what their respective businesses structures will be during or following the conservatorship.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the "Reform Act"), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA's appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA's or FHLMC's affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA's or FHLMC's available assets. The future financial performance of Fannie Mae and Freddie Mac is heavily dependent on the performance of the U.S. housing market.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America's housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing:

(i)a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate- income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

The conditions attached to the financial contribution made by the Treasury to FHLMC and FNMA and the issuance of senior preferred stock place significant restrictions on the activities of FHLMC and FNMA. FHLMC and FNMA must obtain the consent of the Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of FHLMC's and FNMA's respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by FHLMC and FNMA provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of FHLMC and FNMA could be impacted by (among other things) the actions taken and restrictions placed on FHLMC and FNMA by the FHFA in its role as conservator, the restrictions placed on FHLMC's and FNMA's operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at FHLMC and Fannie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by FHLMC and FNMA, including any such mortgage-backed securities held by the Fund.

On June 3, 2019, under the FHFA's "Single Security Initiative," FHLMC and FNMA have entered into a joint initiative to develop a common securitization platform for the issuance of a "uniform mortgage-backed security" or "UMBS," in place of their separate offerings of "to be announced" (TBA)-eligible mortgage-backed securities. The Single Security Initiative seeks to generally align the characteristics of FHLMC and FNMA mortgage-backed securities. The effects it may have on the market for mortgage-backed securities are uncertain and the issuance of UMBS may not achieve the intended results and may have unanticipated or adverse effects on the market for mortgage- backed securities.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. Pools created by such non- governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by governmental entities, private insurers and mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. CMOs may be collateralized by GNMA, FHLMC or FNMA certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral is collectively hereinafter referred to as "Mortgage Assets"). Mortgage Assets may be collateralized by commercial or residential uses. Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, may require the Fund to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by federal agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of mortgage pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves. Although CMOs and REMICs differ in certain respects, characteristics of CMOs described below apply in most cases to REMICs, as well.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed investments tend to increase in value less than other debt securities of similar maturity and credit quality when interest rates decline, but are subject to a similar or greater risk of decline in market value during periods of rising interest rates. In a period of declining interest rates, pre-payments on asset-backed securities may increase and the Fund may be unable to reinvest those prepaid amounts in investments providing the same rate of interest as the pre-paid obligations. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include a wide variety of items, including, without limitation, motor vehicle installment sales or installment loan contracts, leases of various types of real, personal and other property (including those relating to aircrafts, containers, railroads, telecommunication, energy, and/or other infrastructure assets and infrastructure-related assets), receivables from credit card agreements and automobile finance agreements, student loans, consumer loans, home equity loans, mobile home loans, boat loans, and income from other non-mortgage-related income streams, such as income from business and small business loans, project finance loans, renewable energy projects, personal financial assets, timeshare receivables and franchise rights. They may also include asset-backed securities backed by whole loans or fractions of whole loans issued by alternative lending platforms and securitized by those platforms or other entities (such as third-party originators or brokers). There is a risk that borrowers may default on their obligations in respect of those underlying obligations.

Asset-backed securities involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Therefore, the values of asset-backed securities backed by lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays or a perceived increased risk of default, especially during periods when economic conditions worsen.

Certain assets underlying asset-backed securities are subject to prepayment, which may reduce the overall return to asset-backed security holders. Holders also may experience delays in payment or losses on the securities if the full amounts due on underlying sales contracts or receivables are not realized by a trust because of, among others, unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing certain contracts, or other factors. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk or insolvency of their servicers. In certain circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment as are some mortgage-backed securities. For example, credit card receivables generally are unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund. It is possible that many or all asset-backed securities will fall out of favor at any time or over time with investors, affecting adversely the values and liquidity of the securities.

During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables and other obligations underlying asset-backed securities. The effects of the COVID-19 virus, and governmental responses to the effects of the virus, may result in increased delinquencies and losses and have other, potentially unanticipated, adverse effects on such investments and the markets for those investments.

The values of asset-backed securities may also be substantially dependent on the servicing of and diligence performed by their servicers or sponsors. For example, the Fund may suffer losses due to a servicer's, sponsor's or platform's negligence or malfeasance, such as through the mishandling of certain documentation affecting security holders' rights in and to underlying collateral or the failure to update or collect accurate and complete borrower information. In addition, the values of asset-backed securities may be adversely affected by the credit quality of the servicer or sponsor, as applicable. Certain servicers or sponsors may have limited operating histories to evaluate. The insolvency of a servicer or sponsor may result in added costs and delays in addition to losses associated with a decline in the value of underlying assets. The Fund also may experience delays in payment or losses on its investments if the full amount due on underlying collateral is not realized, which may occur because of unanticipated legal or administrative costs of enforcing the contracts, depreciation or damage to the collateral securing certain contracts, under-collateralization or other factors.

Rights

Rights are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Rights are typically distributed directly by the issuers to existing shareholders. Rights do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A right will expire if it is not exercised prior to its expiration date. These factors can make rights more speculative than other types of investments.

Illiquid Securities

An illiquid security is a security that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. The Fund may not acquire illiquid holdings if, as a result, more than 5% of its net assets would be in illiquid investments. If the Fund determines at any time that it owns illiquid securities in excess of 5% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 5% of its net asset value, and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities.

In compliance with the SEC's liquidity risk management rule applicable to open-end mutual funds, the Fund has recently established a liquidity risk management program. The rule's impact on the Fund, and on the open-end fund industry in general, is not yet fully known, but the rule could affect the Fund's performance and their ability to achieve its investment objective. While the liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in the Fund's investments.

When-Issued Securities

The Fund may purchase securities on a "when-issued" basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.

Participation Certificates

The Fund may invest in equity-linked securities (called "participation certificates" in this SAI but may be called different names). In a typical transaction, the Fund would buy a participation certificate from a bank or broker-dealer ("counterparty") that would entitle the Fund to a return measured by the change in value of an identified underlying security. The Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate. The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation certificate expires or a Fund exercises the participation certificate and closes its position, the Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).

The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. The Fund's ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. Participation certificates are typically privately placed securities that have not been registered for sale under the 1933 Act. Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers.

There are risks associated with participation certificates. The Fund that invests in a participation certificate will bear the full counterparty risk with respect to the issuing counterparty. Counterparty risk in this context is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay the fund the amount owed under the participation certificate. The Fund attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. The Fund typically has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and is therefore typically unable to exercise any rights with respect to the issuer (including, without limitation, voting rights and fraud or bankruptcy claims). There is also no assurance that there will be a secondary trading market for a participation certificate or that the trading price of a participation certificate will equal the value of the underlying security. Participation certificates also may have a longer settlement period than the underlying shares and during that time the Fund's assets could not be deployed elsewhere. The issuers of participation certificates may be deemed to be broker-dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, the Fund's investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.

For the purposes of determining compliance with the Fund's limitations on investing in certain markets, regions, securities or industries, the Fund looks through the participation certificate to the issuer of the underlying security. The Fund will consider the country classification of the issuer of the security underlying the participation certificate for the purpose of testing compliance with its investment restrictions.

Investment Companies

The Fund may invest in securities issued by other open-end and closed-end investment management companies to the extent permitted under Section 12(d)(1) of the 1940 Act, including any rules thereunder and any exemptive orders obtained thereunder. The 1940 Act generally requires that the Fund limit its investments in securities of other investment companies , or series thereof so that, as determined at the time a securities purchase is made, (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by the Fund or by companies controlled by the Fund. However, pursuant to the conditions of Rule 12d1-1 of the 1940 Act, these limitations do not apply to the Fund's acquisition of shares of money market funds that operate in compliance with Rule 2a-7 of the 1940 Act.

Investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees. As a shareholder of another investment company, the Fund would bear, along with other shareholders, a pro rata portion of such expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes designed to streamline and enhance the regulatory framework for fund of funds arrangements. These regulatory changes may impact the Fund's ability to invest in other investment companies or pooled investment vehicles.

The Daily Income Fund may purchase shares of other government money market funds. It will not purchase shares of exchange-traded funds ("ETFs").

Financial Sector Risk

Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include real estate investment trusts). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Loans of Portfolio Securities

The Fund may lend portfolio securities to the extent allowed under "Fundamental Investment Restrictions," above.

The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with the Fund's adviser. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of its total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Fund for such loans and uninvested cash may be invested, among other things, in a private investment company managed by an affiliate of the Fund's adviser or in registered money market funds advised by the Fund's adviser or its affiliates; such investments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. If a securities lending counterparty were to default, the Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Fund. The Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Fund for securities loaned out will not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Fund's securities lending program. Substitute payments received on tax-exempt securities loaned out will not be tax-exempt income.

Borrowing

The Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests to the extent permitted under the 1940 Act and as allowed by the Fund's investment objective, strategies, policies and restrictions. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed).

Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Fund segregates liquid assets in connection with those types of transactions.

Securities of Foreign Issuers

The Fund may invest only in U.S. dollar-denominated securities, as discussed below, and may not invest in longer-term debt securities of foreign issuers (those with approximately two or more year maturities).

The Fund may invest in securities issued by a foreign issuer or by an issuer with significant revenue or other exposure to foreign markets. There may be less information publicly available about a foreign market, issuer, or security than about U.S. markets or a U.S. issuer or security, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. In addition, there may be less (or less effective) regulation of exchanges, brokers and listed companies in some foreign countries. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than in the United States.

Foreign settlement procedures and trade regulations may be more complex and involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets. For example, settlement of transactions involving foreign securities or foreign currencies (see below) may occur within a foreign country, and the Fund may accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may pay fees, taxes or charges associated with such delivery. In addition, local market holidays or other factors may extend the time for settlement of purchases and sales of the Fund's investments in securities that trade on foreign markets. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Extended settlement cycles or other delays in settlement may increase the Fund's liquidity risk and require the Fund to employ alternative methods (e.g., through borrowings) to satisfy redemption requests during periods of large redemption activity in Fund shares.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls, foreign withholding or other taxes or restrictions on the repatriation of foreign currency, confiscatory taxation, political, social or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding or other taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company. Certain countries may also limit investment by foreign persons to only a specific class of securities that may have less advantageous terms, and such securities may be less liquid than other classes of securities of an issuer.

To the extent the Fund invests a significant portion of its assets in a specific geographic region, countries or group of countries, the Fund will have greater exposure to risks associated with such region, country or group of countries.

The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in developing countries, also known as emerging markets. For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. In addition, the economies of certain developing or emerging market countries may be dependent on a single industry or limited group of industries, which may increase the risks described above and make those countries particularly vulnerable to global economic and market changes.

There may also be limited counterparties available in developing markets, which may increase the Fund's credit risks. Foreign government regulations may restrict potential counterparties to certain financial institutions that are located in or operating in a particular country. Such counterparties may not possess creditworthiness standards, financial reporting standards, and legal protections similar to counterparties located in developed markets, which can increase the risk associated with the Fund's investments in such markets. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited.

The values of foreign securities may be adversely affected by changes in currency exchange rates. This may be because the foreign securities are denominated and/or traded in a foreign currency or because the assets or revenues of an issuer are denominated in a currency different from the issuer's debt or other obligations. For example, the credit quality of issuers who have outstanding debt denominated in the U.S. dollar, and the values of their debt obligations, may be adversely affected if the value of the U.S. dollar strengthens relative to the value of the currency in which the issuer's assets or revenues are denominated. In addition, the Fund is required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for a foreign currency declines after the Fund's income has been earned and translated into U.S. dollars (but before payment), the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries and the values of the Fund's investments in those markets. A foreign government may seek to devalue its currency if it has issued debt in its local currency because any such devaluation reduces the burden on it of repaying its debt obligations. Any devaluation of a currency in which the Fund's portfolio holdings are denominated will reduce the value of and return on the investment to the Fund when translated into U.S. dollars.

Any partial or complete dissolution of the European Monetary Union (the "EMU") could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund's investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to liquidity risk and the risk that the Fund may not be able to value investments accurately to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. A Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. When debt and similar obligations issued by foreign issuers are denominated in a currency (e.g., the U.S. dollar or the Euro) other than the local currency of the issuer, the subsequent strengthening of the non-local currency against the local currency will generally increase the burden of repayment on the issuer and may increase significantly the risk of default by the issuer.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value or prospects of an investment in such securities.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations or other exposure to foreign markets. If the Fund invests in securities issued by foreign issuers, the Fund may be subject to the risks described above even if all of the Fund's investments are denominated in United States dollars, especially with respect to issuers whose revenues are principally earned in a foreign currency but whose debt obligations have been issued in United States dollars or other hard currencies.

U.S. Dollar-Denominated Securities of Foreign Issuers. Subject to the Fund's investment objective, strategies, policies and restrictions, the Fund may invest in certain types of U.S. dollar-denominated securities of foreign issuers. The Daily Income Fund may purchase U.S. dollar-denominated money market instruments. Such money market instruments and debt securities of foreign issuers may be issued and traded domestically (e.g., Yankee securities), or traded exclusively in foreign markets (e.g., Eurodollar securities).

Yankee Securities. Yankee securities include money market instruments and bonds of foreign issuers who customarily register such securities with the SEC and borrow U.S. dollars by underwritings of securities intended for delivery in the U.S. Although the principal trading market for Yankee securities is the United States, foreign buyers can and do participate in the Yankee securities market. Interest on such Yankee bonds is customarily paid on a semi-annual basis. The marketability of these "foreign bonds" in the United States is in many cases better than that for foreign bonds in foreign markets, but is, of course, dependent upon the quality of the issuer.

Eurodollar Securities. Eurodollar securities include money market instruments and bonds underwritten by an international syndicate and sold "at issue" to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is in London.

European Union. Continuing uncertainty as to the status of the Euro and the EMU and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the European Union ("EU") could have significant adverse effects on currency and financial markets, and on the values of the Fund's portfolio investments. The United Kingdom ("UK") left the EU (commonly known as "Brexit") on January 31, 2020. An agreement between the UK and the EU governing their future trade relationship became effective January 1, 2021. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. Significant uncertainty remains in the market regarding the ramifications of the withdrawal of the UK from the European Union and the arrangements that will apply to the UK's relationship with the EU and other countries following its withdrawal; the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Moreover, other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. The ultimate effects of these events and other socio- political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund's investments.

Special Risks Regarding Emerging Markets and Frontier Emerging Markets. Investing in companies domiciled in emerging market and frontier emerging market countries may be subject to potentially higher risks than the risks associated with investments in more developed foreign countries, as described above. These risks include: (i) less social, political and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities or low/non-existent trading volumes; (iii) less scrutiny and regulation by local authorities of exchanges and broker-dealers; (iv) greater government involvement in the economy; (v) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (vi) local governments may limit or entirely restrict repatriation of invested capital, profits and dividends; (vii) capital gains may be subject to local taxation, including on a retroactive basis; (viii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (ix) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (x) bankruptcy judgments may only be permitted to be paid in the local currency; (xi) limited public information regarding the issuer may result in greater difficulty in determining market valuation of the securities; (xii) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer; and (xiii) heightened risk of war, conflicts, and terrorism.

Many emerging market and frontier emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market and frontier emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation and there can be no assurance that such expropriation will not occur in the future.

Many developing countries in which the Fund may invest lack the social, political and economic stability characteristics of the United States. Political instability in these developing countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars and religious oppression. Economic instability in emerging market and frontier emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

Currencies of emerging market and frontier emerging market countries are subject to significantly greater risks than currencies of developed countries. Many of these developing countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market and frontier emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market and frontier emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some of these developing countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

In the past, some governments within emerging markets and frontier emerging markets have become overly reliant on international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total gross domestic product. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Frontier emerging markets countries generally have smaller economies or less developed capital markets than traditional emerging markets countries, and, as a result, the risks of investing in frontier emerging market countries are magnified in these countries.

Obligations of Foreign Governments, Supranational Entities and Banks. The Fund may invest in short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by RE Advisers to be of comparable quality to the other obligations in which the Fund may invest. The Fund may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Fund may invest in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Market Conditions

Unpredictable events such as environmental or natural disasters, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the Fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. In addition, the operations of the Fund, its investment adviser, and the Fund's service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Operational and Cybersecurity Risk

The Fund, its service providers, including its adviser, RE Advisers, and subadvisers, as applicable, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a "cyber-attack"), whether systems of the Fund, its service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, impacting the ability to conduct the Fund's operations.

Cyber-attacks, disruptions or failures that affect the Fund's service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, the Fund's service providers' assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund's NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject the Fund's service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Fund and its service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund's investments to lose value. In addition, cyber-attacks involving the Fund's counterparty could affect such counterparty's ability to meet its obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests, or securities markets and exchanges.

Temporary Defensive Strategies

At times, the Fund may take temporary defensive positions that may be inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The adviser then may, but is not required to, temporarily use alternative strategies that are mainly designed to limit the Fund's losses. In implementing these strategies, the Fund may invest primarily in, among other things, U.S. Government and agency obligations, fixed or floating rate investments, cash or money market instruments (including, money market funds), or any other securities the portfolio manager (s) considers consistent with such defensive strategies or deemed consistent with the then existing market conditions. By way of example, the Fund may hold a higher than normal proportion of its assets in cash in times of extreme market stress. During such periods, the Fund may not achieve its investment objective.

DIRECTORS AND MANAGEMENT OF THE FUND

Directors and Officers

The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management and business affairs of the Fund. The Board also elects the officers of the Fund, who are responsible for supervising and administering the Fund's day-to-day operations.

The following tables list the Directors and officers of the Fund, any other position each may hold with the Fund, the principal occupation of each person listed during the past five years, and certain additional information as indicated. Each Director shall hold office until his or her successor is elected and qualifies or until his or her earlier death, resignation, or removal. The Fund has a policy that each Director must retire by the end of the calendar year in which he or she attains the age of 78; provided, however, that the Board may authorize any person serving as Director as of December 17, 2019, to serve for up to two additional one-year periods. Each officer elected by the Board shall hold office until his or her successor shall have been chosen and qualified or until his or her resignation or removal.

Independent Directors

Number of
Portfolios
		Term of		Overseen by
		Office and		Director	Other
		Length of		in the	Directorships
Name, Address	Position(s) Held	Time	Principal Occupation(s)	Fund	Held by
and Date of Birth(1)	with the Fund	Served	During Past Five Years	Complex(2)	Director
James F. Perna	Director, Chairman of the Board,	1990-present)	Solo Practitioner (attorney)	[9]	None
1947	Member of Audit Committee,		(2008-present)
Member of
Compensation Committee

Name, Address and Date of Birth(1)

Douglas W. Johnson 1955

Kenneth R. Meyer 1944

Anthony M. Marinello 1946

Sheldon C. Petersen 1953

Mark Rose 1953

Peter J. Tonetti 1953

Julie H. Dellinger 1953

Number of
Portfolios
	Term of		Overseen by
	Office and		Director	Other
	Length of		in the	Directorships
Position(s) Held	Time	Principal Occupation(s)	Fund	Held by
with the Fund	Served	During Past Five Years	Complex(2)	Director
Director, Chairman of Audit	2003-present	CEO, Blue Ridge Electric	[9]	None
Committee, Member of		Membership Corporation (1989-
Compensation Committee		present)

Director, Member of Audit 2005-present Retired (2004-present)                    [9]          None

Committee, Chairman of

Compensation Committee

Director, Member of Audit 1990-present Retired (2004-present)    [9] None

Committee, Member of

Compensation Committee

Director, Member of Audit	2005-present CEO, National Rural Utilities	[9]	None
Committee, Member of	Cooperative Finance
Compensation Committee	Corporation (1995-present)
Director, Member of Audit	2005-present	Consultant, public affairs (2017-	[9]	None
Committee, Member of		present (self-employed)); CEO
Compensation Committee		and General Manager,
Bluebonnet Electric Cooperative
(2002-2017)
Director, Member of Audit	2010-present	Retired (2015-present); Chief	[9]	None
Committee, Member of		Investment Officer, Hamilton
Compensation Committee		College (2008-2015)
Director, Member of Audit	2019-present Westminster Investment	[9]	None
Committee, Member of	Consultants, CEO (2017-
Compensation Committee	present); Managing Vice

President of Investments, ICMA- RC and Manager, Vantagepoint Investment Advisers, LLC (1998-2017)

Number of
Portfolios
		Term of		Overseen by
		Office and		Director	Other
		Length of		in the	Directorships
Name, Address	Position(s) Held	Time	Principal Occupation(s)	Fund	Held by
and Date of Birth(1)	with the Fund	Served	During Past Five Years	Complex(2)	Director
Judith H. McKinney	Director, Member of Audit	2019-present	Executive Vice President and	[9]	None
1950	Committee, Member of		Manager, Callan LLC (2007-
	Compensation Committee		2019)

Interested Director and Officers

Number of
Portfolios
		Term of		Overseen by
		Office and		Director	Other
Name, Address(1)		Length of		in the	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Fund	Held by
and Date of Birth	with the Fund	Served	During Past Five Years	Complex(2)	Director
Mark D. Santero(3)	Director, President	2018-present	RE Advisers Corporation,	[9]	None
1961	and Chief		President, Chief Executive
	Executive Officer		Officer and Director (2018-
present); Chief Executive
Officer, The Dreyfus
Corporation (2016-2017); Chief
Operating Officer, BNY Mellon
Investment Management (2014-
2016)
Danielle C.	Chief Compliance	Chief	Chief Compliance Officer, RE	N/A	N/A
Sieverling	Officer; Secretary	Compliance	Advisers (2005-present); Vice
1971		Officer (2005-	President, Chief Risk and
		present);	Compliance Officer, NRECA
		Secretary (2020-	(2015-present); Chief
		present)	Compliance Officer, RE
Investment Corporation (2017-
Present); Secretary, RE Advisers
(2017- 2018; 2020-Present);
Chief Executive Officer and
Director, RE Investment
Corporation (2017-2018);
Director, RE Investment
Corporation (2016); Vice
President and Director, RE
Investment Corporation (2015-
2016); Vice President and Chief
Compliance Officer,
Management Advisory Services,
NRECA (2008-2015)
Amy M. DiMauro	Treasurer	2007-present	Treasurer and Director, RE	N/A	N/A
1971			Investment Corporation (2006-
present); Treasurer and Director,
RE Advisers Corporation (2010-
present); Senior Director,
Finance & Accounting—Mutual
Funds, NRECA (2014-present);
Treasurer and Director, Electric
Cooperative Life Insurance Co.
(2013-present); Treasurer and
Director, Cooperating Insurance
Services Co. (2013-present)

Number of
Portfolios
		Term of		Overseen by
		Office and		Director	Other
Name, Address(1)		Length of		in the	Directorships
	Position(s) Held	Time	Principal Occupation(s)	Fund	Held by
and Date of Birth	with the Fund	Served	During Past Five Years	Complex(2)	Director
Jennifer (Laurie)	Chief Operations
Webster	Officer
1963
2017-Present) President and Director, RE	N/A	N/A
Investment Corporation (2018-
present); Chief Operations
Officer, RE Investment
Corporation (2017- present); Vice
President of Operations and
Client Services, RE Advisers
(2017-present); Chief Operating
Officer, Solomon Hess Capital
Management (2017-2017); V.P.
Investment Operations and
Indexing, Calvert Investments
(2014-2017)

(1)The address of each Director and officer is 4301 Wilson Boulevard, Arlington, Virginia 22203.

(2)Fund Complex includes Homestead Funds, Inc. and Homestead Funds Trust.

(3)Mr. Santero is a Director who is an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act due to his affiliation with RE Advisers and its affiliates.

LEADERSHIP STRUCTURE OF THE BOARD

The management of the business and affairs of the Fund are overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act are referred to as "Independent Directors," and Directors who are "interested persons" of the Fund are referred to as "Interested Directors." The Board consists of ten Directors, nine of whom are Independent Directors. One of the Directors is deemed to be an Interested Director. Certain information concerning the Fund's governance structure and each Director is set forth below.

The Board has concluded that, based on each Director's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such. In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his tenure (including the Director's commitment and participation in Board and committee meetings, as well as his current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a director of the Fund, is provided in the table following the "Risk Oversight" section below.

The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among other attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with RE Advisers, RE Investment Corporation ("RE Investment"), the Fund's distributor, and the Fund's other service providers, counsel and independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged RE Advisers to manage the Fund on a day-to-day basis. The Board is responsible for overseeing RE Advisers and the Fund's other service providers in the operations of the Fund in accordance with the 1940 Act, applicable state and other laws, and the Fund's articles of incorporation and bylaws. Under normal circumstances, the Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board has established two standing committees – the Audit and Compensation Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each standing committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below.

An Independent Director serves as Chairman of the Fund's Board. The Chairman's duties include, without limitation, setting the agenda for each Board meeting in cooperation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and RE Advisers, RE Investment and the other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with RE Advisers, RE Investment or other service providers (depending on the nature of the risk). The Board has charged RE Advisers with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the Fund; (ii) implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances may occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above. Not all risks that may affect the Fund can be identified or processes and controls may not be able to be developed to eliminate or mitigate their occurrence or effects, and some are simply beyond any control of the Fund, RE Advisers, RE Investment or other service providers.

Risk oversight forms part of the Board's general oversight of the Fund's investment program and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through RE Advisers, RE Investment and other service providers, including subadvisers for certain Fund. Each of these persons has an independent interest in risk management, but the policies and the methods by which one or more risk management functions are carried out may differ in terms of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, the Fund's officers, including the Chief Compliance Officer, their independent registered public accounting firm and Fund counsel, as appropriate, regarding risks faced by the Fund, RE Advisers and RE Investment.

COMMITTEES OF THE BOARD

The Board of the Fund has an Audit Committee (the Audit Committees of the Corporation and Trust together, the "Audit Committee") and a Compensation Committee (the Compensation Committees of the Corporation and Trust together, the "Compensation Committee"). The duties of these two committees and their present membership are as follows:

Audit Committee: The members of the Audit Committee consult with the Fund's independent registered public accounting firm at least twice annually to oversee and to assist the Board in fulfilling its oversight responsibilities of:

•the Fund's accounting and financial reporting processes and internal controls;

•the quality and objectivity of the Fund's financial statements and the independent audit thereof;

•the Fund's system of internal accounting and financial controls;

•the Fund's compliance with legal and regulatory requirements; and

•the independent auditors' qualifications, performance and independence.

Mr. Johnson is the Chairman of the Audit Committee and Mses. Dellinger and McKinney and Messrs. Marinello, Meyer, Perna, Petersen, Rose, and Tonetti are members of the Audit Committee. The Audit Committee met [ ] times during the fiscal year ended December 31, 2020.

Compensation Committee: The members of the Compensation Committee meet at least annually to assist the Board in carrying out its responsibilities relating to compensation, including the compensation of the Chief Compliance Officer, pursuant to Rule 38a-1(a)(4)(i) under the 1940 Act, as well as the compensation of the Independent Directors. Mr. Meyer is the Chairman of the Compensation Committee and Mses. Dellinger and McKinney and Messrs. Johnson, Marinello, Perna, Petersen, Rose, and Tonetti are members of the Compensation Committee. The Compensation Committee met [ ] times during the fiscal year ended December 31, 2020.

The table below shows the dollar range of Fund shares owned by each Director of the Fund as of December 31, 2020.

Aggregate Dollar Range Of Equity
Securities In All Funds Overseen
	Dollar Range Of Equity	By Director In Family Of
Name Of Director	Securities In The Fund	Investment Companies1
Anthony M. Marinello	[$10,001 - $50,000]	[$10,001 - $50,000]

Aggregate Dollar Range Of Equity
Securities In All Funds Overseen
	Dollar Range Of Equity	By Director In Family Of
Name Of Director	Securities In The Fund	Investment Companies1
Douglas W. Johnson	[None]	[Over $100,000]
James F. Perna	[None]	[Over $100,000]
Sheldon C. Petersen	[None]	[Over $100,000]
Kenneth R. Meyer	[None]	[Over $100,000]
Mark Rose	[$1 - $10,000]	[Over $100,000]
Peter J. Tonetti	[None]	[$10,001-$50,000]
Julie H. Dellinger	[None]	[None]
Judith H. McKinney	[None]	[None]
Mark D. Santero	[None]	[Over $100,000]

(1)Family of Investment Companies includes Homestead Funds, Inc. and Homestead Funds Trust.

DIRECTOR EXPERIENCE AND QUALIFICATIONS

As discussed above, each Director is chosen for his or her balanced and diverse experience, qualifications, attributes, and skills. In particular:

•Mr. Perna, MBA, JD, LLM is an Independent Director and the Chairman of the Board of Directors of the Corporation, on which he has served since 1990. He is also an Independent Trustee and the Chairman of the Board of Trustees of the Trust, on which he has served since the Trust's inception in 2019. He has practiced law for over 30 years in Washington, DC, retiring as a partner in the firm of Krooth & Altman LLP. His practice specializes in tax, corporate, and financial matters. Mr. Perna's clients include banks, mutual funds, insurance companies, mortgage bankers, tax-exempt organizations, real estate developers, holding companies, entrepreneurs, commercial enterprises, and foreign investors. The Board believes that Mr. Perna's extensive legal and business background contributes to the general knowledge and diversity of the Board.

•Mr. Johnson is an Independent Director and the Chairman of the Audit Committee of the Board of Directors of the Corporation, on which he has served since 2003. He is also an Independent Trustee and the Chairman of the Audit Committee of the Board of Trustees of the Trust, on which he has served since the Trust's inception in 2019.Mr. Johnson has been the CEO of Blue Ridge Electric Membership Cooperative (the "Cooperative") in Lenoir, North Carolina since 1989 and employed by the Cooperative since 1979. As the CEO of an electric cooperative, Mr. Johnson has a strong understanding of the Fund's shareholder base, of which electric cooperative members are a key component. The Board believes that Mr. Johnson's knowledge and experience with the Fund's shareholder base contributes to the general knowledge and diversity of the Board.

•Mr. Meyer is an Independent Director and the Chairman of the Compensation Committee of the Board of Directors of the Corporation, on which he has served since 2005. He is also an Independent Trustee and the Chairman of the Compensation Committee of the Board of Trustees of the Trust, on which he has served since the Trust's inception in 2019.Prior to his retirement in 2004, Mr. Meyer was the CEO and an Asset Manager at Lincoln Capital Management since 1981. The Board believes that Mr. Meyer's extensive asset management background contributes to the general knowledge and diversity of the Board.

•Mr. Marinello is an Independent Director of the Board of Directors of the Corporation since 2011 and has served as a Director of the Corporation since 1990. He is also an Independent Trustee of the Trust, on which he has served since the Trust's inception in 2019. Prior to his retirement in 2004, Mr. Marinello was Vice President of Marketing and Services for Retirement, Safety and Insurance at NRECA. He has served in some capacity with the NRECA organization since 1981. The Board believes that Mr. Marinello's lengthy experience with and knowledge of NRECA contributes to the general knowledge and diversity of the Board.

•Mr. Petersen is an Independent Director of the Board of Directors of the Corporation, on which he has served since 2005. He is also an Independent Trustee of the Trust, on which he has served since the Trust's inception in 2019. Mr. Petersen has been the CEO of the National Rural Utilities Cooperative Finance Cooperation, a not-for-profit private-market lender for the nation's electric cooperatives, since 1995, and has been with the company since 1983. The Board believes that Mr. Petersen's extensive financial knowledge and cooperative experience contributes to the general knowledge and diversity of the Board.

•Mr. Rose is an Independent Director of the Board of Directors of the Corporation, on which he has served since 2005. He is a public affairs consultant. He is also an Independent Trustee of the Trust, on which he has served since the Trust's inception in 2019. From 2002 until 2017, Mr. Rose was the CEO and General Manager of Bluebonnet Electric Cooperative in East Bastrop, Texas. As the former CEO of an electric cooperative, Mr. Rose has a strong understanding of the Fund's shareholder base, of which electric cooperative members are a key component. The Board believes that Mr. Rose's knowledge and experience with the Fund's shareholder base contributes to the general knowledge and diversity of the Board.

•Mr. Tonetti is an Independent Director of the Board of Directors of the Corporation, on which he has served since 2010. He is also an Independent Trustee of the Trust, on which he has served since the Trust's inception in 2019. From 2008 until his retirement in 2015, Mr. Tonetti was the Chief Investment Officer for Hamilton College. In this role, he was responsible for investing the college's endowment fund. Prior to 2008, Mr. Tonetti was the Senior Director of Pension Finance and Investments at Philips Electronics North America Corporation, where he was responsible for managing the company's pension and savings plan assets. The Board believes that Mr. Tonetti's extensive asset management background contributes to the general knowledge and diversity of the Board.

•Mr. Santero is the President and Chief Executive Officer of the Corporation and is an Interested Director of the Board of Directors of the Corporation, which he joined in 2018. He is also the President and Chief Executive Officer of the Trust and is an Interested Trustee of the Board of Trustees of the Trust, since its inception in 2019. Mr. Santero is a Director and the Chief Executive Officer and President of RE Advisers. Prior to joining RE Advisers, Mr. Santero served as the Chief Executive Officer of The Dreyfus Corporation from 2016 until 2017 and the Chief Operating Officer of BNY Mellon Investment Management from 2014 to 2016. Prior to this, Mr. Santero held various roles at Oppenheimer Funds Distributor,

Inc. and Tremont Group Holdings, Inc., subsidiaries of Oppenheimer Funds, Inc, where he most recently served as a Managing Director and the Head of Private Client and Trust Banking Group from 2010 to 2014. The Board believes that Mr. Santero's extensive asset management background contributes to the general knowledge and diversity of the Board.

•Ms. Dellinger is an Independent Director of the Board of Directors of the Corporation, on which she has served since 2019. She is also an Independent Trustee of the Trust, on which she has served since 2019. Since 2017, Ms. Dellinger has served as the Chief Executive Officer of Westminster Investment Consultants, an investment consultancy firm providing services to institutional clients regarding investment program and product design, implementation and management, including fiduciary and governance matters. From 1998 until 2017, Ms. Dellinger was a Managing Vice President of ICMA Retirement Corporation, a $50+ billion investment management and retirement services firm, where she served on the senior management team and was the executive responsible for managing the activities of the firm's investment advisory subsidiary.

•Ms. McKinney is an Independent Director of the Board of Directors of the Corporation, on which she has served since 2019. She is also an Independent Trustee of the Trust, on which she has served since 2019. Prior to her retirement in 2019, Ms. McKinney was an Executive Vice President and Manager with Callan, LLC's institutional consulting group, where she oversaw the sales and maintenance of relationships with over 180 investment management firm clients with assets ranging from $5 billion to $7 trillion. During her tenure at Callan, Ms. McKinney was also focused on strategic assignments for senior management and boards of directors of investment management firms.

COMPENSATION

The Independent Directors also serve as directors of the Trust. The Homestead Funds hold joint meetings of their Boards whenever possible. The Homestead Funds pay each Independent Director an annual retainer, as well as a per meeting fee, as follows.

ANNUAL RETAINER
Independent Board Chair	$87,000
Audit Committee Chair	$75,000
Compensation Committee Chair	$75,000
Non-chair Independent Director	$70,000
PER MEETING FEE
Regular or Special Board Meeting	$6,000
Audit Committee Meeting	$4,000
Compensation Committee Meeting	$1,500

As set forth in the table below, the Fund paid compensation to its Independent Directors during the year ended December 31, 2020.

	Aggregate	Aggregate	Pension Or
	Compensation	Compensation	Retirement
	From Homestead	From Homestead	Benefits		Total Compensation
	Funds, Inc. (Including	Funds Trust (Including	Accrued As		From Homestead
Name Of	Voluntary	Voluntary	Part Of	Estimated Annual	Funds And Fund
Person,	Deferred	Deferred	Corporation	Benefits Upon	Complex2 Paid To
Position	Compensation)1	Compensation)1	Expenses	Retirement	Directors3
Douglas W. Johnson4
Director and Chairman of the Audit
Committee	[$118,774]	[$226]	[N/A]	[N/A]	[$119,000]
Kenneth R. Meyer4
Director and Chairman of the
Compensation Committee	[$118,774]	[$226]	[N/A]	[N/A]	[$119,000]
James F. Perna
Director and Chairman of the Board	[$129,754]	[$246]	[N/A]	[N/A]	[$130,000]
Sheldon C. Petersen
Director	[$113,784]	[$216]	[N/A]	[N/A]	[$114,000]
Mark Rose
Director	[$113,784]	[$216]	[N/A]	[N/A]	[$114,000]
Peter Tonetti
Director	[$113,784]	[$216]	[N/A]	[N/A]	[$114,000]
Anthony M. Marinello4
Director	[$113,784]	[$216]	[N/A]	[N/A]	[$114,000]
Julie H. Dellinger
Director	[$75,866]	[$144]	[N/A]	[N/A]	[$76,010]
Judith H. McKinney
Director	[$75,866]	[$144]	[N/A]	[N/A]	[$76,010]
Mark D. Santero
Director	N/A	N/A	N/A	N/A	N/A

(1)Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more Funds as designated by the directors.

(2)Fund Complex includes Homestead Funds, Inc. and Homestead Funds Trust.

(3)Payment of compensation to the directors is allocated to the Fund according to the Fund's assets under management.

(4)The total amount of deferred compensation accrued by the Fund Complex (plus earnings thereon) through the fiscal year ended 2020 for participating directors is as follows: [Mr. Johnson ($11,653), Mr. Marinello ($166,750) and Mr. Meyer ($629,318)]. Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Fund Complex until paid to the directors.

CODE OF ETHICS

The Fund, RE Advisers, RE Investment, and [..] each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, subject to certain restrictions and provisions, permits their personnel to invest in securities, including securities that may be purchased or held by the Fund.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting of the Fund

The Board, on behalf of the Fund, has delegated proxy voting responsibility for securities held by the Fund to RE Advisers as part of its management and administration of the Fund. [RE Advisers will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B, subject to the Board's continuing oversight.]

Information regarding how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling toll free 800.258.3030 or (2) by accessing the Fund's Form N-PX on the SEC's website at sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

Except as noted below in the table, to the Fund's knowledge, no persons own of record 5% or more of any class of shares of the Fund. A shareholder who beneficially owns 25% or more of the Fund is presumed to control the Fund and such shareholders will be able to affect the outcome of matters presented for a vote of the Fund's shareholders. Persons controlling the Fund may be able to determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the Investment Management Agreement with RE Advisers.

Percent Of Fund
Ownership As Of
Fund Name	Name And Address	[ ]

[Daily Income Fund]

MANAGEMENT OWNERSHIP

As of March 31, 2021, Directors and officers of the Fund as a group owned [ ]% of the outstanding shares of the Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

RE ADVISERS

RE Advisers, 4301 Wilson Boulevard, Arlington, VA 22203, serves as investment manager of the Fund pursuant to an Investment Management Agreements that has been approved by the Board, including a majority of Independent Directors. RE Advisers was launched in 1990 and, as of [ ], managed approximately $[ ] billion for mutual funds and private advisory clients. The directors and the principal executive officers of RE Advisers are Mark D. Santero, Amy DiMauro, Jeffrey Connor, Beth Civerolo, and Danielle C. Sieverling.

RE Advisers is a direct subsidiary of RE Investment, which is a wholly-owned subsidiary of NRECA United, Inc., a holding company organized and wholly owned by NRECA to hold stock of certain NRECA subsidiaries.

RE Advisers is authorized and has agreed to provide or perform the following functions: (1) formulate and implement a continuing program for use in managing the assets and resources of the Fund in a manner consistent with the Fund's investment objectives, investment program, policies and restrictions, that may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of the Fund's assets in accordance with (a) applicable law,

(b)the Fund's investment objectives, investment program, policies and restrictions as provided in the Fund's prospectus and SAI, as amended from time to time, (c) provisions of the Code relating to regulated investment companies, and (d) such other limitations as the Board of the Fund may impose by notice in writing to RE Advisers; (3) make all determinations as to the purchase and sale of portfolio securities, including advising the Board as to certain matters involving the Fund's portfolio securities that are not in the nature of investment decisions; (4) obtain and evaluate such business and financial information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in discharging its responsibilities under the Investment Management Agreement; (5) furnish the Board with periodic reports concerning RE Advisers' economic outlook and investment strategy, as well as information concerning the Fund's portfolio activity and investment performance; (6) select the broker-dealers, underwriters, or issuers to be used, place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuers to be used and to place orders and negotiate commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers; (7) obtain and evaluate such business and financial information relating to the economy, industries, businesses, securities markets and securities as it may deem necessary or useful in discharging its responsibilities under the Investment Management Agreement

(8) determine the creditworthiness of the issuers, obligors, or guarantors of money market and debt securities utilized by the Fund; and (9) evaluate the creditworthiness of any entities with which the Fund proposes to engage in repurchase transactions.

In addition, RE Advisers has agreed to provide, or arrange for a related company to provide, a number of administrative services to the Fund including: maintenance of the Fund's corporate existence and corporate records; maintenance of the registration and qualification of the Fund's shares under federal and state law; coordination and supervision of the financial, accounting and administrative functions for the Fund; selection, coordination of the activities of, supervision and service as liaison with various agents and other parties employed by the Fund (e.g., custodian, transfer agent, accountants and attorneys); and assistance in the preparation and development of all shareholder communications and reports. RE Advisers also will furnish to or place at the disposal of the Fund such information, reports, evaluations, analyses and opinions as the Fund may, from time to time, reasonably request or which RE Advisers believes would be helpful to the Fund.

Under Master Services Agreements by and between NRECA and RE Advisers and by and between NRECA and RE Investment, NRECA has agreed to provide compliance and finance personnel, property and services to RE Investment and RE Advisers. Additionally, RE Advisers pursuant to a Master Services Agreement with RE Investment has agreed to provide qualified personnel as requested by RE Investment to carry out its respective corporate functions and contractual obligations in connection with its role as the principal underwriter and distributor of the Fund. RE Advisers has agreed to provide, without cost to the Fund, persons (who are directors, officers, or employees of RE Advisers) to serve as directors, officers, or members of any committees of the Board of the Fund. As between the Fund and RE Advisers, RE Advisers has agreed to pay all necessary salaries, expenses and fees, if any, of the directors, officers and employees of the Fund who are employed by RE Advisers.

The SEC has issued an exemptive order that permits RE Advisers, subject to certain conditions and oversight by the Board, to enter into subadvisory agreements with one or more unaffiliated subadvisers approved by the Directors but without the requirement of shareholder approval. Under the terms of this exemptive order, RE Advisers is able, subject to certain conditions (including a 90-day notification requirement discussed below) and approval by the Board but without shareholder approval, to operate under a manager of managers structure including hiring new unaffiliated subadvisers for the Fund, changing the terms of the subadvisory agreement for an unaffiliated subadviser, or continuing the employment of an unaffiliated subadviser after events that under the 1940 Act and the subadvisory agreement would be deemed to be an automatic termination of the subadvisory agreement, provided that RE Advisers provides notification to shareholders within 90 days of the hiring of an unaffiliated subadviser. RE Advisers, subject to oversight by the Directors, has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement. RE Advisers, as applicable, monitors each subadviser for adherence to its specific strategy, continuously supervises and monitors the subadviser's performance and periodically recommends to the Board whether a subadviser should be retained, replaced or released. Although shareholder approval will not be required for the termination of subadvisory agreements, shareholders of the Fund will continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund. Affiliated subadvisers selected by RE Advisers are subject to shareholder approval. This arrangement has been approved by the Board and the shareholders of the Daily Income Fund. Accordingly, the Fund may rely on the exemptive order.

As compensation for its services and for the expenses which it assumes, the Fund pays RE Advisers, on a monthly basis, an investment management fee based on the Fund's average daily net assets at the following annualized rates:

Daily Income Fund	.50% of average daily net assets

The management fees or administration fees before waivers, charged by RE Advisers to the Fund during the three years ended December 31, 2020, 2019, and 2018 were as follows:

Fund	2020	2019	2018
Daily Income Fund	$ [ ]	$ 827,809	$ 829,885

The Fund has entered into a contractual Expense Limitation Agreement with RE Advisers. The Expense Limitation Agreement provides that to the extent that the Operating Expenses incurred by the Fund through the date listed below, exceed the amount set forth below (the "Operating Expense Limit"), such excess amount will be the liability of RE Advisers. The term "Operating Expenses" includes all operating expenses incurred by the Fund, including, but not limited to the Management Fee. Notwithstanding the foregoing, Operating Expenses do not include the following expenses: (i) interest: (ii) taxes; (iii) brokerage commissions; (iv) other expenditures that are capitalized in accordance with generally accepted accounting principles; (v) other extraordinary expenses not incurred in the ordinary course of the Fund's business; and (vi) the fees and expenses associated with an investment in (a) an investment company or (b) any company that would be an investment company under Section 3(a) of the 1940 Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act.

	Operating Expense
Fund	Limit	Expiration Date
Daily Income Fund	0.60%	May1, 2022

Additionally, for the Daily Income Fund, in light of current economic and market conditions, effective on August 14, 2009, RE Advisers has implemented a voluntary fee waiver and expense reimbursement arrangement. Under this voluntary arrangement, RE Advisers has agreed to waive fees or reimburse expenses to assist the Daily Income Fund in attempting to maintain a positive yield. There is no guarantee that the Daily Income Fund will maintain a positive yield. This voluntary arrangement, which is in addition to the contractual waiver already in place with respect to the Daily Income Fund, may be revised, discontinued or re-continued at any time.

The management fees or administration fees waived by RE Advisers for the Fund during the three years ended December 31, 2020, 2019, and 2018 were as follows:

Fund		2020	2019	2018
Daily Income Fund	$	[ ]	$—	$—
[..]

[..], located at [..], serves as the subadviser to the Fund. [..] manages the investment and reinvestment of the assets of the Fund. [..],

as successor in interest to multiple investment advisers, is an indirect wholly-owned subsidiary of [..], a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

Pursuant to a subadvisory agreement with RE Advisers, [..] furnishes a continuous investment program for the Fund and manages the Fund's portfolio on a day-to-day basis, subject to the overall supervision of RE Advisers and the Board. For its subadvisory services to the Fund, RE Advisers has agreed to pay [..] a fee calculated using the monthly rates below, applied to the net assets of the Fund:

[ ]

For the fiscal years ended December 31, 2020, 2019 and 2018, RE Advisers did not pay [..] any subadvisory fees.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company ("State Street"), 801 Pennsylvania Avenue, Kansas City, MO 64105, is the custodian of the securities and cash owned by the Fund. State Street is responsible for holding all securities and cash of the Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Fund, computing the net asset value of the Fund, calculating the Fund's standardized performance information and performing other administrative duties, all as directed by persons authorized by the Fund. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Fund or the Corporation. Portfolio securities of the Fund purchased in the United States are maintained in the custody of State Street and may be entered into the Federal Reserve Book Entry System or the security depository system of the Depository Trust Company. Pursuant to the Custodian Agreement, portfolio securities purchased outside the United States are maintained in the custody of various foreign custodians, including foreign banks and foreign securities depositories, as are approved and reviewed by the Board, in accordance with regulations under the 1940 Act. The Fund may invest in obligations of State Street and may purchase or sell securities from or to State Street to the extent permissible by the Fund's investment objectives, strategies, policies, restrictions and applicable laws.

SS&C Technologies, Inc ("SS&C"), P.O. Box 219486, Kansas City, MO 64121, is the transfer agent and dividend disbursing agent for the Fund and provides the Fund with various shareholder services, including shareholder statements and responses to shareholder inquiries, as well as recordkeeping and distribution services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

RE ADVISERS

Fund Transactions

Subject to the general supervision of the Board, RE Advisers is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund. RE Advisers also is responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions and the allocation of principal business and portfolio brokerage.

Purchases and sales of common stock and other equity securities are usually effected on an exchange through brokers that charge a commission. The purchase of money market instruments and other debt securities traded in the over-the-counter market are generally made on a principal basis directly from issuers or dealers serving as primary market makers. Occasionally, equity securities may be traded in the over-the-counter market as well. The broker-dealers RE Advisers uses for fixed income and over-the-counter transactions generally do not charge stated commissions. The broker-dealers in fixed-income securities make a profit through the "spread," which is the difference between the issuer's fixed-income security price and the marked-up price offered to buyers (in an initial offering) or the difference between the quoted bid and ask prices (in secondary market trading). Money market instruments and other debt securities as well as certain equity securities may also be purchased in underwritten offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.

RE Advisers has a fiduciary duty to the Fund to seek best execution. To support its duty of best execution, RE Advisers has formed a Brokerage Committee (the "Committee") with the objective of periodically reviewing and assessing best execution of both equity and fixed-income trades, reviewing commissions paid and reviewing each broker's brokerage services (e.g., quality of research, responsiveness, support and executions) for the Fund. The Committee consists of portfolio managers, analysts, the Chief Compliance Officer and representatives from investment operations and compliance. The Chief Compliance Officer is a non-voting member of the Committee. The Committee meets at least quarterly to review the criteria used in evaluating each broker-dealer's brokerage service, as well as to review an evaluation of each broker-dealer on the approved broker list. The Committee evaluates supporting documentation, including best execution analytics, fixed-income trade analysis reports, commission reports and brokerage services provided to determine whether commissions paid were reasonable in light of the brokerage and research services received and that the services received are soft dollar eligible under the Section 28(e) safe harbor.

In selecting a broker-dealer for each specific transaction, RE Advisers chooses a broker-dealer from the Committee's approved broker list that it deems most capable of providing the services necessary to obtain the most favorable execution. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to being a market maker in a particular security, liquidity, price, timing, research, bunched trades, capability of floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from multiple broker-dealers. It is RE Advisers' policy that transactions will not be allocated to broker-dealers based on the sale of the Fund's shares. However, RE Advisers is not prohibited from using broker-dealers who sell shares of the Fund so long as the sale of Fund shares is not considered when selecting the broker-dealer for the transaction. Accordingly, the price may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered.

In placing orders for the Fund, RE Advisers, subject to seeking best execution, may rely on the safe harbor in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") that protects an investment adviser from liability for a breach of fiduciary duty solely on the basis that the investment adviser used client commissions ("soft dollars") to pay a broker-dealer more than the lowest available commission rate in order to receive a bundle of "brokerage and research services" provided by the broker-dealer (anything more than "pure execution"), if the investment adviser determines in good faith that the amount of the commission was reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the adviser's overall responsibilities with respect to the accounts, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).

RE Advisers does not attempt to put a specific dollar value on the services rendered or to allocate the relative costs or benefits of those services among the investment advisory clients, believing that the research RE Advisers receives will help RE Advisers to fulfill its overall duty to its investment advisory clients. RE Advisers may not use each particular research service, however, to service each investment advisory client. As a result, the Fund may pay brokerage commissions that are used, in part, to purchase research services that are not used to benefit the Fund.

The Committee reviews the soft dollar services received, the brokerage arrangements and the commissions paid to determine whether the commissions paid were reasonable in light of the brokerage and research services received and that the services received are soft dollar eligible under the Section 28(e) safe harbor.

The brokerage commission fees paid to brokers that provided research and other brokerage services to RE Advisers during the past three fiscal years are noted below. Changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Fund's investment teams, changes in the total assets of the Fund, and/or the brokerage determinations as described above. None of these brokerage commissions noted in the table below were paid to affiliated brokers.

		Year Ended December 31,
Fund		2020	2019	2018
Daily Income Fund	$	[—]	$—	$—

RE Advisers from time to time purchases and sells the same security for clients using the same executing broker. Clients' interests must always be placed first and foremost, and RE Advisers has adopted procedures reasonably designed to seek to prevent an account from being systematically disadvantaged by the aggregation of orders. The aggregation or blocking of client transactions ("bunching") may allow RE Advisers to execute transactions in a more timely, equitable and efficient manner. This practice may enable RE Advisers to seek more favorable executions and net prices for the combined order. RE Advisers generally allocates bunched trade orders, whether wholly or partially filled, among client accounts at the time of trade after consideration of the clients' cash availability and need, suitability, investment objectives, limitations and guidelines, the amount of securities purchased or sold, and other factors deemed appropriate in making investment allocation decisions for each client. In certain circumstances, for example, where the quantity of the trade is not immediately known, allocations may occur later in the day. In these instances, clients participating in any bunched trades will receive an average trade price, and transaction costs are expected to be shared equitably over time. If the order at a particular broker is filled at several different prices, through multiple trades, generally all participating accounts will receive the average trade price with respect to the securities purchased or sold and pay the average commission, subject to odd lots and rounding

Initial public offerings ("IPOs") or new issues are offerings of securities that frequently are of limited size and limited availability. These offerings may trade at a premium above the initial offering price. IPOs, new issues and other desirable but limited opportunities to buy or sell securities are fairly and equitably allocated among clients in a manner that RE Advisers considers reasonably designed to be non- preferential and fair and equitable over time, such that no client or group of clients receives consistently favorable or unfavorable treatment and so as not to systematically advantage any firm, personal or related account. RE Advisers generally seeks to distribute the securities or selling opportunity proportionately among each client account that will hold or holds the security. However, if the amount of the securities that can be purchased or sold is small, it may not be advantageous to separate the trade proportionately into even smaller amounts for allocation. In this case, RE Advisers would keep track of each purchase or sale allocation to seek to ensure each subsequent trade is distributed among the clients in a reasonable manner.

RE Advisers may provide non-discretionary investment recommendations for certain strategies to a program sponsor who chooses whether or not to utilize such recommendations in connection with the program sponsor's management of model portfolio program client accounts. The program sponsor, not RE Advisers, is the investment adviser for accounts of clients of such programs, and is responsible for executing trades for its clients. Depending on the time when a program sponsor begins trading based on RE Advisers' recommendations, the program sponsor may effect transactions at prices that are more or less favorable than those at which RE Advisers effects transactions for its discretionary clients; trading by program sponsors or their clients may have an adverse effect on RE Advisers' trading for its discretionary clients.

RE Advisers does not execute transactions for non-discretionary clients and, in situations in which RE Advisers has discretionary and non- discretionary clients invested in the same strategy, RE Advisers will execute transactions for its discretionary clients before providing advice to its non-discretionary clients.

The following lists the Fund's holdings in securities of its regular brokers and dealers at December 31, 2020:

Market
Fund	Broker Dealer	Value

[..] (the "subadviser")

The subadvisory agreement with [ ] with respect to the Daily Income Fund authorizes the subadviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund's portfolio and directs the subadviser to use best efforts to obtain the best overall terms available for any transaction for the Fund. Under the subadvisory agreement and as permitted by Section 28(e) of the Exchange Act and to the extent not otherwise prohibited by applicable law, the subadviser may cause the Fund to pay a broker-dealer that provides brokerage and research services to the subadviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the subadviser's overall responsibilities to the Corporation and to its other clients. The term "brokerage and research services" includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The subadviser may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements ("CSAs"). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker- dealer to pay third party research providers for research.

Brokerage and research services provided by brokers are used for the benefit of all of the subadviser's clients and not solely or necessarily for the benefit of the Fund. The subadviser attempts to evaluate the quality of brokerage and research services provided by brokers. Results of this effort are sometimes used by the subadviser as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Fund pays on behalf of the Fund to RE Advisers will not be reduced as a consequence of the subadviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, provided that the subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to the subadviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the subadviser in carrying out its obligations to the Fund.

Subject to the overriding objective of obtaining the best execution of orders, the Fund may use broker-dealer affiliates of the subadviser to effect portfolio brokerage transactions under procedures adopted by the Board. Pursuant to these procedures, the commission, fee, or other remuneration paid to the affiliated broker-dealer in connection with a portfolio brokerage transaction effected on a securities exchange must be reasonable and fair in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.]

PURCHASE AND REDEMPTION OF FUND SHARES BEING OFFERED

The shares of the Fund are offered to the public for purchase subject to the requirements described in the prospectus.

As described in the prospectus, redemptions made by phone or online are limited to $50,000 or less per day from any Homestead Fund in any one account. Additionally, written instructions to redeem amounts of more than $50,000 from any Homestead Fund in any one account must be accompanied by a Medallion Stamp Signature Guarantee. These policies are designed to offer shareholders, RE Investment and RE Advisers a level of protection against identity fraud.

Accounts registered to or transferred to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment and deferred compensation accounts registered to NRECA member systems, are exempt from these requirements. Transactions made for these accounts do not pose the same degree of risk, since these organizations are known to the Fund.

The Fund intends to pay all redemptions in cash. During any 90-day period for any one shareholder, the Daily Income Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities. If this occurs, the securities will be selected by the Fund in its absolute discretion under procedures adopted by the Fund's Board, and the redeeming shareholder or account will be responsible for disposing of the securities and bearing any associated costs and risks.

Securities received through in-kind redemptions are subject to market risk until they are sold, and their sale may incur brokerage fees, taxes and other fees.

In certain circumstances, shares of the Fund may be purchased using securities. Purchases of this type are commonly referred to as "purchases in-kind." RE Advisers is authorized, in its discretion, to effect purchases in-kind for the Fund that meets certain conditions.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Fund may only be suspended (1) for any period during which trading on the New York Stock Exchange ("NYSE") is restricted or such NYSE is closed, other than customary weekend and holiday closings; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by the Fund is not reasonably practicable, or (B) it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Fund.

The Fund reserves the right to delay payment of the redemption proceeds for up to seven calendar days if the Fund reasonably believes that a cash redemption would negatively affect the Fund's operation or performance.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is generally calculated as of the close of regular trading on the NYSE on every day the NYSE is open for regular trading ("Valuation Time"). The NYSE is open Monday through Friday except on major holidays as determined by the NYSE. The NYSE's currently scheduled holidays are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On any day that regular trading on the NYSE closes earlier than scheduled, the Fund will advance the time as of which the NAV is calculated and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day's NAV.

The net asset value per share of the Fund is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund. The Fund has contracted with State Street to perform the net asset value calculation.

Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Guidelines for Portfolio Securities Valuation Policies and Procedures ("Valuation Procedures") adopted by the Board. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Fund's approved independent pricing services. Portfolio securities for which market quotations are not readily available are valued at fair value by RE Advisers or the Fund's subadviser, as determined in good faith in accordance with the Valuation Procedures.

For purposes of calculating the Daily Income Fund's net asset value per share, portfolio securities are valued on the basis of amortized cost in accordance with Rule 2a-7 of the 1940 Act. The amortized cost method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

DISTRIBUTION OF SHARES

Pursuant to a Distribution Agreement between the Fund and RE Investment, RE Investment serves as the exclusive principal underwriter and distributor of the shares of the Fund in a continuous offering.

Under the terms of the Distribution Agreement, RE Investment is not obligated to sell any specific number of shares of the Fund. Pursuant to the Distribution Agreement, RE Investment has agreed to bear the costs and expenses incurred by it in performing its obligations thereunder, including the following costs and expenses: (1) the printing and distribution of the Fund's prospectus, SAI and periodic reports to investors and potential investors in the Fund; (2) the preparation, printing and distribution of any advertisement or other sales literature; and (3) all other expenses which are primarily for the purpose of promoting the sale of the Fund's shares.

As discussed above, NRECA has agreed to provide personnel, property and services to RE Investment in carrying out its responsibilities and services under its agreement with the Fund. In turn, RE Investment has agreed to provide, without cost to the Fund, employees to serve as directors and officers of the Fund.

RE Investment will not receive commissions or other compensation for acting as principal underwriter and distributor of the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to, among other things, ensure that disclosure of non-public information regarding the Fund's portfolio holdings is in the best interests of Fund shareholders, and that conflicts between the interests of the Fund's shareholders and those of RE Advisers, RE Investment, or any affiliated person of the Fund, RE Advisers or RE Investment are adequately considered. Pursuant to such procedures, the Board has authorized the Chief Compliance Officer ("CCO") to authorize the release of the Fund's portfolio holdings, as necessary, in conformity with the Fund's procedures.

Pursuant to applicable law, the Fund is required to disclose their complete portfolio holdings quarterly, within 60 days after the end of each fiscal quarter. The Fund publicly discloses its portfolio holdings information on the Fund's website, as well as through public filings on the SEC website.

The Fund's Website: homesteadfunds.com

The Fund discloses a complete schedule of investments following the second and fourth quarters within 60 days after the end of each quarter in its semi-annual and annual reports, which are distributed to Fund shareholders and posted on the Fund's website. Additionally, the Fund's complete schedule of investments following the first and third fiscal quarters is posted on the website within 60 days of quarter end. Finally, the portfolio holdings for the Daily Income Fund are posted to the website monthly within five business days of month end.

SEC's EDGAR Database: sec.gov

The Fund's quarterly portfolio information is filed on the EDGAR database on the SEC's website on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters) within 60 days of quarter end. Additionally, the Daily Income Fund files its monthly portfolio information with the SEC on Form N-MFP. This information is available on the SEC's website 60 days after the end of the month to which the information in the report relates.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian and accounting service provider, transfer agent, subadvisers (with respect to the Fund they sub-advise), employee pre-clearance and compliance reporting system, investment reconciliation platform, investment analytics service providers, proxy voting service, legal counsel, auditors, financial printer, regulatory filing service providers, and brokers through which RE Advisers effects trades of portfolio securities on behalf of the Fund, in connection with its services to the Fund. The Fund or RE Advisers may, to the extent permitted under applicable law, and in accordance with the Fund's policies and procedures, distribute nonpublic portfolio holdings information to certain third parties that have a legitimate business purpose in receiving such information, including, but not limited to, mutual fund analysts and rating and ranking organizations (e.g., Moody's, Standard & Poor's, Fitch, Morningstar, Lipper Analytical Services, MSCI, Bloomberg PORT, and Factset, etc.), pricing information vendors, analytical service providers, certain platform providers (e.g., financial intermediaries needing to monitor their clients' issuer exposure and asset allocations), and potential Fund service providers, provided, however, that any recipient of non-public portfolio holdings information shall be subject to a duty of confidentiality.

The Fund will provide portfolio holdings to a client (or its custodian or other agent) when the client is effecting a redemption-in-kind from the Fund and the CCO believes that such disclosure will not be harmful to the Fund's other shareholders, and does not perceive any conflicts of interest. In these situations, the Fund requires them to agree, through non-disclosure agreements or other means, that the confidential information will be used only as necessary to effect the redemption-in-kind, and that the recipient will not trade on the information and will maintain the information in a manner designed to protect against unauthorized access or misuse. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other third parties with a legitimate business purpose. Any such disclosure will not be made sooner than three days after the date of the information.

The Fund's policies and procedures provide that the CCO may authorize disclosure of non-public portfolio holdings information to such third parties at differing times and/or with different lag times in accordance with the policies and procedures. Prior to authorizing any such disclosure to a third party, the CCO must determine that such disclosure serves a legitimate business purpose of the Fund, is in the best interests of the Fund's shareholders and that any conflicts between the interests of the Fund's shareholders and those of RE Advisers, RE Investment, or any affiliated person thereof or of the Fund is considered.

The release of non-public portfolio holdings information must be subject to a confidentiality agreement or other duty/understanding of confidentiality to prohibit the recipient from sharing with an unauthorized recipient or trading upon the information provided.

The Fund's policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, RE Advisers and its affiliates or recipient of the Fund's portfolio holdings information.

TAXES

The following discussion is a general summary of the principal U.S. federal income tax consequences to shareholders who are U.S. citizens, residents, or corporations. The following discussion is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Taxation of the Fund

The Fund has elected to be treated and intends to qualify each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and its shareholders, the Fund generally must, among other things:

(a)derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined below)(in each case, such income is "qualifying income");

(b)diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income (if any), for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICS, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. For purposes of the diversification test in (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (the "IRS")with respect to issuer identification for a particular type of investment may adversely affect the Fund's ability to meet the diversification test in (b) above.

If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income (if any) and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as "qualified dividend income" in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund's shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to certain capital loss carryovers from prior years) properly reported by the Fund as capital gain dividends ("Capital Gain Dividends"), if any, that it distributes to shareholders on a timely basis. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and any net capital gains. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at the regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund's taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income, under clause (i) of the preceding sentence, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, the Fund may elect to treat any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, and other net ordinary loss, if any, attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year (or a later date, if the Fund is eligible to elect and so elects), plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or a later date, if the Fund makes the election referred to above) are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a calendar year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are received, rather than the calendar year in which the distributions are declared, except that a dividend declared and payable to shareholders of record in October, November or December and paid to shareholders the following January generally is deemed to have been paid by the Fund on the preceding December 31. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long the Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund's holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of Capital Gain Dividends generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of short- term capital gains (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of capital gain dividends received through partnership interests constituting "applicable partnership interests" under Section 1061 of the Code.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of the Fund's distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund's "current and accumulated earnings and profits" (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to a shareholder, up to the amount of the shareholder's tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

While the Fund's net capital losses for any year cannot be passed through to shareholders, any such losses incurred by the Fund may be carried forward indefinitely to offset future capital gains of the Fund. Any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains of the same character. To the extent capital gains are offset by such losses, they do not result in tax liability to the Fund and are not expected to be distributed to shareholders.

"Qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company under the Code.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided both the shareholder and the Fund meet the holding period and other requirements described above. If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If the Fund receives dividends from an investment company that qualifies as a regulated investment company (each, an "Underlying RIC"), and the Underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided, in the case of an Underlying RIC, that the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

In general, dividends of net investment income received by corporate shareholders of the Fund will qualify for the dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex- dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Distributions by the Fund to its shareholders that the Fund properly reports as "section 199A dividends," as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a "section 199A dividend" is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs, to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

Subject to any future regulatory guidance to the contrary, any distribution of income attributable to qualified publicly traded partnership income from the Fund's investment in an MLP, will ostensibly not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such MLP directly.

If the Fund receives dividends from an Underlying RIC, and the Underlying RIC reports such dividends as eligible for the dividends- received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends- received deduction as well, provided, in the case of an Underlying RIC, that the Fund meets holding period and other requirements with respect to shares of the Underlying RIC.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of individuals, estates and certain trusts, in each case to the extent their income exceeds certain threshold amounts. For these purposes, "net investment income" generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of the Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains ("current and accumulated earnings and profits"), even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects either unrealized gains, or realized undistributed income or gains that were therefore included in the price the shareholder paid. Such realized income or gains may be required to be distributed regardless of whether the Fund's net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund's shares below the shareholder's cost basis in those shares.

Sale, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of the Fund generally will give rise to a gain or loss, but it is not expected that any gain or loss will be realized in respect of the sale, exchange or redemption of Daily Income Fund shares because of that Fund's policy to maintain its net asset value at a constant $1.00 per share. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code's "wash-sale" rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the sale, exchange or redemption of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you sold, exchanged or redeemed.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in the Fund's taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of inflation-indexed bonds will also be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having "market discount." Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its "revised issue price") over the purchase price of such obligation. In the case of higher-risk securities, the amount of market discount may be unclear. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt obligation, (ii) the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security, and (iii) the rate at which the market discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects. Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer's financial statements. The Treasury Department has issued final regulations providing that this rule does not apply to the accrual of market discount. If this rule were to apply to the accrual of market discount, the Fund would be required to include in income any market discount as it takes the same into account on its financial statements.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price), or OID in the case of certain types of debt obligations. The Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or if necessary by liquidation of portfolio securities (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk Securities

To the extent such investments are permissible for the Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount; whether, when or to what extent the Fund should recognize market discount on such a debt obligation; when and to what extent deductions may be taken for bad debts or worthless securities; and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests of REMICs (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools ("TMPs"). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund's income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that "excess inclusion income" of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, "excess inclusion income" allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non- U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Certain of the Fund's investments in foreign-currency denominated instruments, and any of the Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between the Fund's book income and the sum of its taxable income and net tax- exempt income (if any). If the Fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify for treatment as a RIC that is accorded special tax treatment and to avoid a Fund-level tax. If, in the alternative, the Fund's book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Taxation

Income, proceeds and gains received by the Fund, directly or indirectly, from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of the Fund's assets at the close of the taxable year consist of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. For this purpose, "securities of foreign corporations" generally includes securities of foreign governments. In such cases, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder's ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder's not receiving a full credit or deduction (if any) for the amount of such taxes. For example, shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. In addition, shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if the Fund is eligible to make such election for a given year, it may determine not to do so.

Tax-Exempt Shareholders

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a RIC. Notwithstanding this "blocking" effect, a tax- exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code

Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes "excess inclusion income" derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund's investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886.

Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Reporting and Withholding Requirements

To comply with applicable U.S. federal reporting and withholding tax provisions, including the Foreign Account Tax Compliance Act, shareholders may be required to provide tax-related certifications, information or other documentation, including an IRS Form W-9. If a shareholder does not provide such IRS form and other certifications, information or documentation, that shareholder may be subject to withholding taxes on distributions.

Cost Basis Reporting

Mutual funds must report cost basis information to shareholders and the IRS when a shareholder sells, redeems or exchanges shares acquired, including through dividend reinvestment, on or after January 1, 2012 in a non-retirement account. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged.

To calculate the gain or loss on shares sold, shareholders need to know the cost basis of the shares. Cost basis is the original value of an asset for tax purposes (usually the gross purchase price), adjusted for stock splits, reinvested dividends, and return of capital distributions. This value is used to determine the capital gain (or loss), which is the difference between the cost basis of the shares and the gross proceeds when the shares are sold. SS&C supports several different cost basis accounting methods from which a shareholder may select a cost basis method that best suits his or her individual needs. The Fund's default cost basis accounting method is average cost for all shares purchased after January 1, 2012. If a shareholder decides to elect the Fund's default method of average cost, no action is required on the part of the shareholder.

For shares acquired on or after January 1, 2012, if a shareholder changes his or her cost basis method, the new method will apply to all shares in the account if the change is requested prior to the first redemption. If, however, the change is requested after the first redemption, the new method will apply to shares acquired on or after the date of the change. SS&C is not required to report cost basis information to shareholders or the IRS on shares acquired before January 1, 2012; however, SS&C will provide this information, as a service, if its cost basis records are complete for such shares. This information will be separately identified on the Form 1099-B (Proceeds from Broker and Barter Exchange Transactions) sent to shareholders by SS&C and not transmitted to the IRS.

SHARES AND VOTING RIGHTS

Homestead Funds, Inc.

The capitalization of Homestead Funds, Inc. consists solely of an unlimited number of shares of common stock with a par value of $0.01 each. As of December 31, 2019, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund.

Shareholders of the Fund are entitled to one vote per full share and a fractional share shall be entitled to a proportional fractional vote; to such distributions as may be declared by the Board out of funds legally available from the Fund; and upon liquidation, to participate ratably in the assets available for distribution from the Fund.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and non-assessable.

As a Maryland corporate entity, the Corporation is not required and has no current intention to hold annual meetings of shareholders but will hold special meetings of shareholders as required by the Corporation's organizational documents or when in the judgment of the Directors it is necessary or desirable to submit matters for a shareholder vote. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast generally in the election of Directors, remove any Director or Directors from office, either with or without cause, and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors. The Fund has the obligation to assist in such shareholder communications. Except as set forth above, Directors will continue in office and may appoint successor Directors.]

PRINCIPAL UNDERWRITER

RE Investment, located at 4301 Wilson Blvd., Arlington, Virginia 22203, serves as the Fund's Principal Underwriter. Pursuant to Distribution Agreements between the Corporation and RE Investment, a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA, RE Investment serves as the exclusive principal underwriter and distributor of the shares of the Fund in a continuous offering. RE Investment wholly owns RE Advisers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[ ], whose address is [ ], is the independent registered public accounting firm for the Fund.

[The audited financial statements for the fiscal year ended December 31,2020 and the Report of Independent Registered Public Accounting Firm for the year then ended, are included in the Fund's Annual Report to Shareholders dated December 31, 2020. The annual report is incorporated by reference into this SAI and is available without charge upon request by contacting the Fund at 800.258.3030 or on the Fund's website at homesteadfunds.com.]

LEGAL MATTERS

Ropes & Gray LLP serves as counsel to the Fund, and is located at 1211 Avenue of the Americas, New York, New York 10036.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS ASSIGNED BY

S&P GLOBAL RATINGS AND MOODY'S INVESTORS SERVICE, INC.

The Fund's investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category. The percentage of the Fund's assets invested in securities in a particular rating category will vary. The following is a description of Moody's and S&P's rating categories applicable to fixed income securities.

Moody's Investors Service

Long-Term Obligation Ratings

Ratings assigned on Moody's global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B:Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Short-Term Obligation Ratings

Ratings assigned on Moody's global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

While the global short-term 'prime' rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality's rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer's long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of risk associated with the ability to receive purchase price upon demand ("demand feature"). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale.

VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ's prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P Global Ratings

Issue Credit Rating Definitions

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short- term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days— including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings*

AAA:An obligation rated 'AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A:An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB:An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C: Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B:An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC:An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:An obligation rated 'CC' is currently highly vulnerable to nonpayment. The 'CC' rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C:An obligation rated 'C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D:An obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Short-Term Issue Credit Ratings

A-1: A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

C:A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

SPUR (Standard & Poor's Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.

Municipal Short-Term Note Ratings Definitions

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations:

•Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal short-term note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').

Active Qualifiers (Currently applied and/or outstanding)

S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addressed the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.

L:Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p:This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.

prelim: Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).

•Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings' opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.

•Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.

•A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t:This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.

Inactive Qualifiers are no longer applied or outstanding.

*: This symbol that indicated that the rating was contingent upon S&P Global Ratings' receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c:This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.

G:The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.

Pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore, could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.

pr: The letters 'pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.

q:A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r:The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, which are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary non-credit related risks. S&P Global Ratings discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Ratings

S&P Global Ratings' issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer's foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

APPENDIX B

RE ADVISERS CORPORATION

Proxy Voting Policies and Procedures

Effective August 6, 2003

Amended March 17, 2005, November 2007, January 1, 2011,

November 29, 2011, July 1, 2013, June 18, 2014, July 11, 2015, January 20, 2018, April 26, 2018, and March 27, 2019

Introduction

RE Advisers Corporation (the "Corporation") has a fiduciary duty to act solely in the best interests of, Homestead Funds, Inc. and Homestead Funds Trust, (collectively the "Funds"), employee benefit plans subject to Employee Retirement Income Security Act of 1974 ("ERISA Clients") and other advisory clients (collectively referred to as "Clients") unless (i) the power to vote proxies has been specifically retained by the Client or (ii) the documents otherwise prohibit the Corporation from voting proxies.

The Corporation recognizes that this duty is based on the view of enhancing the value of the shares of stock of our Clients. The best interest of our Clients is the primary consideration in determining how proxies should be voted.

The Corporation has adopted and implemented these Proxy Voting Policies and Procedures that are reasonably designed to ensure that proxies are voted in the best interest of Clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the "Advisers Act").

Proxy Voting Procedures

A. Clients for Which the Corporation Has Proxy Voting Responsibility

The Corporation exercises responsibility for voting proxies with respect to securities selected by the Corporation and held in Client accounts. The Corporation's standard investment advisory agreement provides that the Corporation is responsible for proxy voting unless the Client has directed the Corporation to the contrary in writing.

In the case of ERISA Clients, where authority to manage plan assets has been delegated to the Corporation, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed the Corporation has expressly reserved to itself or another named fiduciary its proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA Client will:

•be in writing;

•state that the Corporation is "precluded" from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

•be consistent with the plan's documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

In the case of the Funds, the Board of Directors of the Funds ("Fund Directors") has delegated proxy voting responsibility to the Corporation. In each case where a Fund has a subadvisor, the Corporation has delegated proxy voting responsibility to that subadvisor.

B. Arrangement with Proxy Voting Service

To assist us in carrying out our responsibilities with respect to proxy voting, the Corporation has engaged an outside firm, Institutional Shareholder Services Inc. ("ISS"), which is a proxy research, advisory, voting, recordkeeping and vote-reporting service. Pursuant to a proxy voting agency service agreement, ISS keeps the Corporation apprised of the shareholder meeting dates of securities holdings, makes copies of proxy materials available for our review upon request and votes proxies in accordance with the Proxy Policies (as defined below) or instructions. Additionally, ISS maintains all necessary proxy voting records and, upon request, prepares reports concerning how votes were cast.

When making proxy voting decisions, and except to the extent superseded by Client proxy voting policies, the Corporation generally adheres to its customized proxy voting policies ("Proxy Policies"), which set forth the Corporation's positions on recurring issues. The Proxy Policies are reviewed periodically and updated or revised as necessary. The Proxy Policies are not exhaustive and do not include all potential voting issues. Proposals not covered by the Proxy Policies and contested situations are evaluated on a case-by-case basis, taking into consideration all of the relevant facts and circumstances at the time of the vote. The Corporation's voting decisions are then communicated to ISS. The Proxy Policies are part of these Proxy Voting Policies and Procedures.

Although the portfolio manager may consider ISS's recommendations on proxy issues, the Corporation bears ultimate responsibility for proxy voting decisions. For ERISA plans for which the Corporation votes proxies, the Corporation is not relieved of its fiduciary responsibility by following directions of ISS or the ERISA plans' named fiduciaries or by delegating proxy voting responsibility to another person.

C. Adherence to Client Proxy Voting Policies

Although Clients do not always have proxy voting policies, if a Client has such a policy and instructs the Corporation to follow it, the Corporation is required to comply with the Client's voting policy except in any instance in which doing so would be imprudent or unlawful. In the case of ERISA plans, the Corporation, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy. In the case of the Funds, the Corporation is required to discharge its duties in accordance with the investment management agreement between the Corporation and the Funds, subject to the oversight of the Funds' Board of Directors.

The Corporation must to the extent possible comply with each Client's proxy voting policy. If such policies conflict, the Corporation may vote proxies to reflect each policy in proportion to the respective Client's interest in any pooled account (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D. Conflicts of Interest

From time to time, proxy voting proposals may create conflicts between the interests of Clients and the interests of the Corporation, its employees, or its affiliates. The Corporation shall take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the Clients' best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

•A proponent of a proxy proposal has a business relationship with the Corporation or its affiliates;

•The Corporation or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

•The Corporation's employee has a personal interest in the outcome of a particular matter;

•The Corporation's employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates; or

•The Corporation's portfolio managers or officers own securities that the Corporation purchases or recommends for Clients.

The Corporation's President or his/her designee is responsible for identifying proxy voting proposals that may present a conflict of interest. Anyone involved in the proxy voting decision making process that has knowledge of a conflict of interest shall disclose such conflict to the President or his/her designee. If the Corporation receives a proxy relating to an issue that raises a conflict of interest, the President or his/her designee shall determine whether the conflict is "material" to any specific proposal included within the proxy. The President or his/her designee will determine whether a proposal is material as follows:

•Routine Proxy Proposals – Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest for the Corporation, unless the President or his/her designee has actual knowledge that a routine proposal should be treated differently or that the Corporation portfolio managers or officers own the issuer's securities. For this purpose, "routine" proposals would typically include but not be limited to matters such as uncontested election of directors, meeting formalities, approval of an annual report/financial statements, and compensation matters for management and employees (e.g., stock option plans, stock purchase plans, retirement plans, profit sharing, or other special remuneration plans).

•Non-Routine Proxy Proposals – Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless the President or his/her designee determines that the Corporation does not have such a conflict of interest. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, and a change in the articles of incorporation that materially affects the rights of shareholders. In determining on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the President or his/her designee will consider whether the Corporation may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer's pension plan, corporate directors, or candidates for directorships.

For any proposal where the President or his/her designee determines that the Corporation has a material conflict of interest, the Corporation may vote a proxy regarding that proposal in any of the following manners:

In the case of all Clients:

•Use Predetermined Voting Policy – The Corporation may vote according to its guidelines or, if applicable, the proxy voting policies mandated by the Client, so long as the subject matter of the proposal is specifically addressed in the Proxy Policies such that the Corporation will not be exercising discretion on the specific proposal raising a conflict of interest.

•Use an Independent Third Party – Subject to any Client imposed proxy voting policies, the Corporation may use an independent third party (such as another proxy voting agency service) to recommend how to vote proxies for proposals that involve a conflict.

In the case of Clients other than the Funds or ERISA Clients:

•Refer Proposal to the Client – The Corporation may refer the proposal to the Client and obtain instructions from the Client on how to vote the proxy relating to that proposal.

•Obtain Client Ratification – If the Corporation is in a position to disclose the conflict to the Client (i.e., such information is not confidential), the Corporation may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the Client, and obtain the Client's consent to how the Corporation will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

E.Operational Procedures

The Corporation is responsible for ensuring that ISS receives, processes, and votes proxies in accordance with the Proxy Policies or instructions. Once a Client account is established, the Corporation will arrange for the Client's custodian to forward proxy materials to ISS. The Corporation will also make sure the Client's custodian provides ISS with a list of Client holdings on a regular basis to enable ISS to track meeting dates and notify the Corporation of upcoming meetings. The appropriate portfolio manager at the Corporation will review each proxy and determine how the vote should be cast before it is voted by ISS to ensure that proxies are voted in accordance with the Proxy Policies and in the best interest of our Clients. The Corporation's Chief Compliance Officer ("CCO") or its designee will monitor the proxy voting process to ensure that all votes are cast and that the proxy proposals are voted in accordance with the Proxy Policies.

F. Disclosure of Proxy Voting Intentions

The Corporation's personnel may not discuss with members of the public how the Corporation intends to vote on any particular proxy proposal without the advance approval of its President. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other Clients for which the Corporation votes proxies. Disclosure of the Corporation's proxy voting intentions – especially when done with the purpose or effect of influencing the management or control of a company – could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership, and short-swing profit liability provisions of the Securities Exchange Act of 1934.

G. Fund Reporting

On a quarterly basis where proxy votes have been cast, the Corporation shall compile and present to the Fund Directors a proxy voting report that includes whether the vote was consistent with these Proxy Voting Policies and Procedures, and if inconsistent, an explanation of why the vote was cast in such a manner.

H. Fund Shareholder's Request for Proxy Voting Disclosure

The Corporation shall file with the Securities and Exchange Commission on Form N-PX, no later than August 31 of each year, the complete proxy voting record of the Funds for the twelve-month period ending June 30th of such year.

I. Fund Subadvisor Monitoring

The Corporation has delegated proxy voting responsibility to subadvisors for certain series of the Funds (the "subadvisors"). On a quarterly basis, the CCO or her designee reviews votes cast for adherence to the subadvisors' respective proxy voting policies and procedures, and if inconsistent, an explanation of why the vote was cast in such a manner, and ensures all proxy votes are cast by deadline. On an annual basis as part of the Compliance Rule, the CCO evaluates the subadvisors' proxy voting policies and procedures to ensure that they are reasonably designed to prevent violations of the federal securities laws based on information received by the subadvisors.

J. Client Information

These Proxy Voting Policies and Procedures, including the Proxy Policies, are available to Clients upon request. To Clients for which the Corporation has proxy voting authority, the Corporation provides a summary of these Proxy Voting Policies and Procedures and discloses how those Clients may obtain information about how their proxies were voted. If requested, the Corporation will provide Clients with information on our proxy voting decisions and actions for securities in their accounts.

In the case of ERISA plans, the named fiduciary that appointed the Corporation is required to monitor periodically our activities, including our decisions and actions with regard to proxy voting. Accordingly, the Corporation provides these named fiduciaries on request with reports to enable them to monitor our proxy voting decisions and actions, including our adherence, as applicable, to their proxy voting policies.

A Fund's proxy voting record is available (i) on the SEC's website at sec.gov, and (ii) without charge, to shareholder of the Funds by calling the Funds toll-free number as listed in its current Prospectus. The Corporation shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

K.Recordkeeping

The Corporation, in conjunction with ISS, will compile and maintain for five (5) years the proxy voting records required by Rule 204- 2(c)(2) under the Advisers Act, which include (1) copies of these Proxy Voting Policies and Procedures, (2) a copy of each proxy statement received for client securities (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database), (3) a record of each vote cast on behalf of a client (this requirement may be satisfied by a third party who has agreed in writing to do so), (4) a copy of any document created by the

Corporation that was material to making the voting decision or that memorializes the basis for the decision, and (5) a copy of each written Client request for information on how the Corporation voted proxies on the client's behalf, as well as a copy of any written response to a written or oral client request for such information.

L.Amendments

At least annually, the Corporation shall review and where necessary amend these Proxy Voting Policies and Procedures.

Part C. Other Information

Item 28.Exhibits.

a.Articles of Incorporation.

(1)	Articles of Incorporation (4)
(2)	Articles Supplementary to the Articles of Incorporation effective November 18, 1997 (1)
(3)	Articles Supplementary to the Articles of Incorporation effective May 27, 1999 (2)
(4)	Articles Supplementary to the Articles of Incorporation effective October 5, 2000 (4)
(5)	Certificate of Correction effective July 12, 2002 to the Articles Supplementary effective October 5, 2002 (5)
(6)	Certificate of Correction effective September 24, 2002 to the Certificate of Correction effective July 12, 2002 (5)
(7)	Articles of Amendment effective December 31, 2002 (6)
(8)	Articles of Amendment effective June 8, 2006 (8)
(9)	Articles of Amendment effective December 5, 2008 (11)
(10)	Articles Supplementary to the Articles of Incorporation, relating to the Daily Income Fund, effective February 23, 2009 (12)
(11)	Articles of Amendment to the Articles of Incorporation relating to the International Equity Fund, effective June 29, 2016 (21)

b.By-Laws. (25)

c.Instruments Defining Rights of Security Holders.

See Articles of Incorporation , as amended, and By-laws.

d.Investment Advisory Contracts.

(1)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and RE Advisers Corporation (7)
(2)	Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and RE Advisers Corporation - to be filed by amendment.
(3)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Value Fund, and RE Advisers Corporation (7)
(4)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and RE Advisers Corporation (7)
(5)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Government Securities Fund, and RE Advisers Corporation (7)
(6)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Small-Company Stock Fund, and RE Advisers Corporation (7)
(7)	Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Nasdaq-100 Index Tracking StockSM Fund, and RE Advisers Corporation (7)
(8)	Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the International Equity Fund, and RE Advisers Corporation (10)
(9)	Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Growth Fund, and RE Advisers Corporation (11)
(10)	Investment Sub-Advisory Agreement, by and between RE Advisers Corporation, on behalf of the Growth Fund, and T. Rowe Price Associates, Inc. (11)
(11)	Investment Subadvisory Agreement by and between RE Advisers Corporation, on behalf of the International Equity Fund, and Harding Loevner LP (20)
(12)	Investment Subadvisory Agreement on behalf of the Daily Income Fund – to be filed by amendment.

e.Underwriting Contracts.

(1)	Amended and Restated Distribution Agreement between Homestead Funds, Inc. and RE Investment Corporation (16)

f.Bonus or Profit Sharing Contracts. Not applicable.

g.Custodian Agreements.

(1)	Custody Agreement by and between Homestead Funds, Inc. and State Street Bank and Trust Company (3)
(2)	First Amendment to Custody Agreement, dated July 1, 2002 (5)
(3)	Fee Schedule Addendum to the Custody Agreement, dated September 1, 2004 (7)
(4)	Amendment to Custody Agreement, dated May 31, 2006 (8)
(5)	Fee Addendum to the Custody Agreement, dated August 28, 2007 (9)
(6)	Amendment to Custody Agreement, dated January 6, 2014 (16)

h.Other Material Contracts.

(1)	Transfer Agency and Service Agreement between Homestead Funds, Inc. and Boston Financial Data Services, Inc. (11)
(2)	Amendment to Transfer Agency and Service Agreement between Homestead Funds, Inc. and Boston Financial Data Services, Inc., dated May 1, 2011 (14)
(3)	Amendment to Transfer Agency and Service Agreement between Homestead Funds, Inc. and Boston Financial Services Inc., dated April 22, 2013 (15)
(4)	Amendment to Transfer Agency and Service Agreement between Homestead Funds, Inc., Homestead Funds Trust, and DST Asset Manager Solutions, Inc., dated April 9, 2019 (24)
(5)	Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of each of its series, Homestead Funds Trust, on behalf of each of its series, and RE Advisers Corporation (24)
(6)

Amendment No. 1 to the Expense Limitation Agreement by and between Homestead Funds, Inc. on behalf of each of its series, Homestead Funds Trust, on behalf of its series, and RE Advisers Corporation, dated April 30, 2020 (25)

(7)

Amendment No. 2 to the Expense Limitation Agreement by and between Homestead Funds, Inc. on behalf of each of its series, Homestead Funds Trust, on behalf of its series, and RE Advisers Corporation – to be filed by amendment

(8)	Administrative Service Agreement by and between Homestead Funds, Inc., on behalf of the Stock Index Fund, and RE Advisers Corporation (7)
(9)	Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated July 18, 2007 (9)
(10)	Amendment No. 1 to Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated July 1, 2008 (13)
(11)

Amendment No. 2 to Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated December 1, 2009 (13)

i.Legal Opinion. Opinion and Consent of Counsel (8)

j.Other Opinions.

(1)	Consent of Independent Registered Public Accounting Firm - to be filed by amendment
(2)	Consent of Ropes & Gray LLP – to be filed by amendment

k.Omitted Financial Statements. Not applicable.

l.Initial Capital Agreements.

(1)	Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Daily Income Fund and Value Fund - to be filed by amendment
(2)	Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Bond Fund (4)
(3)	Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Government Securities Fund (4)
(4)	Stock Subscription Agreement by and between RE Advisers Corporation and Homestead Funds, Inc. on behalf of the Small-Company Stock Fund (1)

m.Rule 12b-1 Plan. Not applicable.

n.Rule 18f-3 Plan. Not applicable.

o.Not applicable.

p.Codes of Ethics.

(1)	Code of Ethics for Homestead Funds, Inc., Homestead Funds Trust, RE Advisers Corporation, and RE Investment Corporation (26)
(2)	Code of Business Conduct and Ethics for BlackRock, Inc. (25)
(3)	Code of Ethics for Harding Loevner LP (24)
(4)	Code of Ethics and Conduct for T. Rowe Price Group, Inc. and its Affiliates (25)

Other Exhibits:

(1) Powers of Attorney for James F. Perna, Anthony M. Marinello, Douglas W. Johnson, Sheldon C. Petersen, Kenneth Meyer, Mark Rose, Peter J. Tonetti, and Amy DiMauro, each dated June 6, 2017, for Mark D. Santero, dated June 7, 2018, and for Julie H. Dellinger and Judith H. McKinney, each dated June 27, 2019 (Homestead Funds, Inc.) (25)

(2) Powers of Attorney for Bruce R. Bond, Susan J. Carter, Collette Chilton, Neil A. Cotty, Robert Fairbairn, Lena G. Goldberg, Robert M. Hernandez, Henry R. Keizer, Cynthia A. Montgomery, Donald C. Opatrny, John M. Perlowski, Joseph P. Platt, Mark Stalnecker, Kenneth L. Urish and Clair A. Walton, each dated January 3, 2019 (S&P 500 Index Master Portfolio, a series of Master Investment Portfolio) (24)

(1) Incorporated by reference from Post-Effective Amendment No. 12 to the Registration Statement, SEC File No. 33-35788, filed March 4, 1998.

(2) Incorporated by reference from Post-Effective Amendment No. 17 to the Registration Statement, SEC File No. 33-35788, filed October 28, 1999.

(3) Incorporated by reference from Post-Effective Amendment No. 19 to the Registration Statement, SEC File No. 33-35788, filed September 11, 2000.

(4) Incorporated by reference from Post-Effective Amendment No. 23 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2002.

(5) Incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement, SEC File No. 33-35788, filed December 16, 2002.

(6) Incorporated by reference from Post-Effective Amendment No. 26 to the Registration Statement, SEC File No. 33-35788, filed April 28, 2004.

(7) Incorporated by reference from Post-Effective Amendment No. 27 to the Registration Statement, SEC File No. 33-35788, filed March 1, 2005.

(8) Incorporated by reference from Post-Effective Amendment No. 31 to the Registration Statement, SEC File No. 33-35788, filed June 12, 2006.

(9) Incorporated by reference from Post-Effective Amendment No. 36 to the Registration Statement, SEC File No. 33-35788, filed October 15, 2007.

(10) Incorporated by reference from Post-Effective Amendment No. 37 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2008.

(11) Incorporated by reference from Post-Effective Amendment No. 39 to the Registration Statement, SEC File No. 33-35788, filed December 5, 2008.

(12) Incorporated by reference from Post-Effective Amendment No. 40 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2009.

(13) Incorporated by reference from Post-Effective Amendment No. 42 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2010.

(14) Incorporated by reference from Post-Effective Amendment No. 45 to the Registration Statement, SEC File No. 33-35788, filed April 27, 2012.

(15) Incorporated by reference from Post-Effective Amendment No. 47 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2013.

(16) Incorporated by reference from Post-Effective Amendment No. 49 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2014.

(17) Incorporated by reference from Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2015.

(18) Incorporated by reference from Post-Effective Amendment No. 54 to the Registration Statement, SEC File No. 33-35788, filed September 15, 2015.

(19) Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement, SEC File No. 33-35788, filed January 12, 2016.

(20) Incorporated by reference to Post-Effective Amendment No. 60 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2016.

(21) Incorporated by reference to Post-Effective Amendment No. 63 to the Registration Statement, SEC File No. 33-35788, filed September 9, 2016.

(22) Incorporated by reference to Post-Effective Amendment No. 66 to the Registration Statement, SEC File No. 33-35788, filed April 28, 2017.

(23) Incorporated by reference to Post-Effective Amendment No. 69 to the Registration Statement, SEC File No. 33-35788, filed April 27, 2018.

(24) Incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2019.

(25) Incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2020.

(26) Filed herewith.

Item 29.Persons Controlled By Or Under Common Control With The Fund.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.Indemnification.

(a) General. Pursuant to Article 10, Section 10.01 of the By-Laws of the Homestead Funds, Inc. (“Homestead Funds”), Homestead Funds will indemnify any individual who is a present or former director or officer of Homestead Funds, or who is or has been serving at the request of Homestead Funds as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (“Indemnitee”), who, by reason of his or her service “Service” in that capacity, was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, or any inquiry, hearing or investigation, whether conducted by the Corporation or any other party or government institution or agency, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative (or otherwise collectively referred to as a “Proceeding”), against any Expenses (as defined in the By-Laws) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland General Corporation Law. The rights to indemnification and advance of expenses provided by the Charter and the By-Laws shall vest immediately upon election of a director or officer. Homestead Funds may, with the approval of the Board of Directors, provide such indemnification and advance for expenses to any employee or agent of the Homestead Funds and such employee or agent of the Homestead Funds shall be deemed to be an Indemnitee hereunder to the extent of such Board determination.

(b) Disabling Conduct. Pursuant to Article 10, Section 10.03 of the By-Laws, Homestead Funds will not indemnify any Indemnitee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

(c) Standard of Conduct. Under Maryland General Corporation Law, the Homestead Funds may indemnify any director made a party to a Proceeding by reason of service in that capacity unless it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the proceeding and (a) was committed in bad faith, or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(d) Required Indemnification. Consistent with Maryland General Corporation Law, a director of Homestead Funds who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director in connection therewith.

(e) Advance Payment. Homestead Funds will pay expenses incurred by an Indemnitee in defending a Proceeding consistent with Maryland General Corporation Law and, if requested by Indemnitee, shall advance such expenses to Indemnitee, within 10 business days of such request, that are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for: (1) indemnification of Expenses or advances of Expense by the Homestead Funds under any agreement to which the Homestead Funds is a party or under applicable law or the Homestead Fund’s Articles of Incorporation or By-Laws now or hereafter in effect relating to indemnification for such person’s Service; or (2) recovery under any directors and officers liability insurance policy or other liability insurance policy maintained by Homestead Funds.

(f) Insurance. Homestead Funds generally will purchase and maintain insurance on its behalf and on behalf of any director, officer, employee, or agent of Homestead Funds, or who is or was serving at the request of Homestead Funds as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him or her and incurred by him or her in or arising out of his or her position, whether or not Homestead Funds would have the power to indemnify him or her against such liability.

(g) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Homestead Funds by Homestead Funds pursuant to the By-Laws or otherwise, Homestead Funds is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Homestead Funds of expenses incurred or paid by directors, officers or controlling persons of Homestead Funds in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, Homestead Funds will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31.Business And Other Connections Of The Investment Adviser.

Certain information pertaining to business and other connections of the Registrant’s investment manager, RE Advisers Corporation, is hereby incorporated herein by reference from the Prospectus.

Below is a list of each director and officer of RE Advisers Corporation indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner, or trustee. The principal business address of each organization listed in the table below is 4301 Wilson Boulevard, Arlington, VA 22203.

Name	Position And Organization
Mark D. Santero President, Chief Executive Officer and Director	Trustee, President and Chief Executive Officer of Homestead Funds Trust (2019-present); Director, President and Chief Executive Officer of Homestead Funds, Inc. (2018-present)
Beth Civerolo Vice President and Director	Vice President and Director, RE Investment Corporation (2017-present); Director Mutual Fund Operations (2014 to present)
Amy M. DiMauro Treasurer and Director

Treasurer, Homestead Funds Trust (2019-present); Treasurer, Homestead Funds, Inc. (2007-present); Treasurer and Director, RE Investment Corporation (2006-present); Director, Finance & Accounting – Mutual Funds, NRECA (2014-present); Treasurer and Director, Electric Cooperative Life Insurance Co. (2013-present); Treasurer and Director, Cooperating Insurance Services Co. (2013-present)

Jeffrey Connor Director

Liaison to the Board of Directors, Touchstone Energy Cooperative, Inc. (2018-present); Director, National Cooperative Business Association (2018-present); Committee Member, CFC Integrity Fund (2018-present);  Director, NRECA Wood Quality Control (2017-present); Chief Operating Officer, NRECA (2016-present); President, NRECA Wood Quality Control (2015-present); President and Director, NRECA United, Inc. (2015-present); President and Director, Cooperating Energy Services, Inc. (2015-present); Director, Center for Energy Workforce Development (2015-present); Director, Freight Rail Customer Lines (2015-present)

Danielle C. Sieverling Chief Compliance Officer Secretary

Chief Compliance Officer, Homestead Funds Trust (2019-present); Chief Compliance Officer, Homestead Funds, Inc. (2005-present); Vice President, Chief Risk and Compliance Officer, NRECA (2015-present); Chief Compliance Officer, RE Investment Corporation (2017-present); President and Director, RE Investment Corporation (2017-2018)

(2020-present)

Item 32.Principal Underwriters.

(a)RE Investment acts as principal underwriter of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. RE Investment Corporation serves as the principal underwriter of Homestead Funds Trust.

(b)Set forth below is information concerning each director, officer, or partner of RE Investment Corporation.

Name And Principal Business Address*	Positions And Offices With Underwriter	Positions And Offices With Fund
Jennifer (Laurie) Webster	President and Director	Chief Operations officer
Danielle Sieverling	Chief Compliance Officer	Chief Compliance Officer
Amy DiMauro	Treasurer and Director	Treasurer
Beth Civerolo	Vice President and Director	None
Monica Ollivierre	Secretary	None
*	The principal business address of each person listed in the table is 4301 Wilson Boulevard, Arlington, VA 22203.

Item 33.Location of Accounts And Records.

All accounts, books and other records required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the “1940 Act”) and the rules promulgated thereunder are maintained by the Registrant, RE Advisers Corporation or RE Investment Corporation, 4301 Wilson Boulevard, Arlington, VA 22203-1860, the Registrant’s custodian, State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, the Registrant’s transfer agent, dividend disbursing agent, and shareholder servicing agent, SS&C Technologies, Inc., 330 West 9th Street, Kansas City, Missouri 64105, or the Registrant’s subadvisers, Harding Loevner LP, 400 Crossing Boulevard, 4th Floor, Bridgewater, NJ 08807, or T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

Item 34.Management Services.

Not applicable.

Item 35.Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Homestead Funds, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Arlington, and State of Virginia on the 1st day of March, 2021.

Homestead Funds, Inc.
By: /s/ Mark D. Santero Mark D. Santero President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ James F. Perna* James F. Perna	Chairman of the Board and Director	March 1, 2021
/s/ Mark D. Santero* Mark D. Santero	President, Chief Executive Officer and Director	March 1, 2021
/s/ Anthony M. Marinello* Anthony M. Marinello	Director	March 1, 2021
/s/ Douglas W. Johnson* Douglas W. Johnson	Director	March 1, 2021
/s/ Sheldon C. Petersen* Sheldon C. Petersen	Director	March 1, 2021
/s/ Kenneth R. Meyer* Kenneth R. Meyer	Director	March 1, 2021
/s/ Mark Rose* Mark Rose	Director	March 1, 2021
/s/ Peter J. Tonetti* Peter J. Tonetti	Director	March 1, 2021
/s/ Julie H. Dellinger* Julie H. Dellinger	Director	March 1, 2021
/s/ Judith H. McKinney* Judith H.McKinney	Director	March 1, 2021
/s/ Amy M. DiMauro* Amy M. DiMauro	Treasurer	March 1, 2021

*By:	/s/ Danielle C. Sieverling Danielle C. Sieverling Chief Compliance Officer Signed pursuant to Powers of Attorney

Exhibit List

(p)(1)	Code of Ethics for Homestead Funds, Inc., Homestead Funds Trust, RE Advisers Corporation, and RE Investment Corporation